                                                                   Exhibit 10.11

                                FMC CORPORATION

                            EXECUTIVE SEVERANCE PLAN
                            ------------------------

               (As Amended and Restated Effective April 18, 1997)


1. Statement of Purpose. The purpose of the FMC Corporation Executive Severance Plan ("Plan") is to assure FMC Corporation ("Company") that it will have the continued dedication and the availability of objective advice and counsel from key executives of the Company notwithstanding the possibility, threat or occurrence of a bid to take over control of the Company.

     In the event the Company receives any proposals from a third person concerning a possible business combination with the Company, or acquisition of the Company's equity securities, the Board of Directors believes it imperative that the Company and the Board of Directors be able to rely upon key executives to continue in their positions and be available for advice without concern that those individuals might be distracted by their own personal financial situation and risks created by such a proposal.

     Should the Company receive any such proposal, key executives will be called upon to assist in the assessment of the proposal, advise management and the Board of Directors as to whether the proposal would be in the best interest of the Company and its stockholders and to take such other actions as the Board of Directors might determine appropriate.

2. Eligible Executives. Participants under this Plan shall consist of the Chairman of the Board, the President, the Executive and Senior Vice Presidents, Group and Regional Managers, other officers (except Assistant Secretaries and Assistant Treasurers) and Division Managers of the Company and those other key executives of the Company and its Subsidiaries who are from time to time designated to be included within this Plan by the Committee in its sole discretion. A Participant shall cease to be a Participant in the Plan upon the determination of the Committee. No determination that a Participant has ceased to be a Participant shall be made, and if made shall have no effect, during any period of time when the Company has knowledge that any Person, as that term is defined in Sections 13(d)(3) and 14(d)(2) of the Securities Exchange Act of

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1934, as amended ("Exchange Act"), has taken steps reasonably calculated to effect a Change In Control of the Company (as defined below) until, in the opinion of the Board of Directors, the Person has abandoned or terminated its efforts to effect a Change In Control. Any decision by the Board of Directors that the Person has abandoned or terminated its efforts to effect a Change In Control shall be conclusive and binding on the Participants.

3. Terms of the Plan. The terms of the Plan are as set forth in the forms of agreement attached to this Plan, with:

 .  Form IA applicable to Tier IA Participants;
 .  Form I applicable to Tier I Participants;
 .  Form II applicable to Tier II Participants; and
 .  Form III applicable to Tier III Participants.

     The Company shall enter into Executive Severance Agreements (the "Agreements") with each Participant containing the terms set forth in the applicable form. Even though the Company or a Participant has not executed an Agreement, the Participant shall be entitled to participate in the Plan on the terms and conditions set forth in the form of agreement applicable to the Participant.

4. Certain Definitions. Capitalized terms used in this Plan but not defined above shall have the meaning set forth below:

     a. Board of Directors means the duly elected Board of Directors of FMC Corporation as it is constituted from time to time.

     b. Change In Control of the Company shall be deemed to have occurred as of the first day that any one or more of the following conditions is satisfied:

          (1) The "beneficial ownership" (as defined in Rule 13d-3 under the Exchange Act) of securities representing more than 20 percent (20%) of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Company Voting Securities") is acquired by a Person (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company or an affiliate thereof, any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the

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     Company); provided, however, that any acquisition from the Company or any acquisition pursuant to a transaction which complies with clauses (i), (ii) and (iii) of paragraph (3) of this section shall not be a Change in Control under this paragraph; or

          (2) Individuals who, as of the date hereof, constitute the Board of Directors (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

          (3) Consummation by the Company of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets or stock of another entity (a "Business Combination"), in each case, unless immediately following such Business Combination: (i) more than 60% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of (x) the corporation resulting from such Business Combination (the "Surviving Corporation"), or (y) if applicable, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries (the "Parent Corporation"), is represented, directly or indirectly by Company Voting Securities outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Company Voting Securities, (ii) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of the combined voting power of

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     the then outstanding voting securities eligible to elect directors of the
     Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) except to the extent that such ownership of the Company existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

          (4) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

     However, in no event shall a Change in Control be deemed to have occurred, with respect to a Participant, if the Participant is part of a purchasing group which consummates the Change-in-Control transaction. The Participant shall be deemed "part of a purchasing group" for purposes of the preceding sentence if the Participant is an equity participant in the purchasing Company or group (except for: (i) passive ownership of less than three percent (3%) of the stock of the purchasing company; or (ii) ownership of equity participation in the purchasing company or group which in otherwise not significant, as determined prior to the Change in Control by a majority of the nonemployee continuing Directors).

     c. Committee shall mean the Compensation and Organization Committee of the Board of Directors or such other Committee of the Board of Directors as on the Date of Termination has the duties and responsibilities presently delegated to the Compensation and Organization Committee.

     d. Participant means one of the Tier IA Participants, Tier I Participants, Tier II Participants, or Tier III Participants.

     e. Subsidiary means any domestic or foreign corporation, a majority of whose voting shares is owned directly or indirectly by the Company or by one or more other Subsidiaries or by a combination thereof.

     f. Tier IA Participants means the Chairman of the Board and Chief Executive Officer and the President.

     g. Tier I Participants means the Executive Vice Presidents, Senior Vice Presidents, Group Managers, International Regional Managers and such other employees of the Company or a Subsidiary as are designated by the Committee to be Participants.

     h. Tier II Participants means all officers of the Company (other than Assistant Secretaries and Assistant Treasurers) and such other employees of the Company or a Subsidiary as are designated by the Committee to be Participants.

     i. Tier III Participants means Division Managers and such other employees of the Company or a Subsidiary as are designated by the Committee to be Participants.

5. Trust. As soon as practical, the Company shall create a trust in accordance with the terms of the forms of Agreement. The trust shall have such assets as the forms of Agreement provide. Any assets contained in the trust shall, at all times, be specifically subject to the claims of the Company's general creditors in the event of bankruptcy or insolvency; such terms to be specifically defined within the provisions of the trust, along with the required procedure for notifying the Trustee of any bankruptcy or insolvency.

6. Termination and Amendment of this Plan. The Board of Directors or the Committee shall have power at any time, in their discretion, to amend, abandon or terminate this Plan, in whole or in part; except that, no amendment, abandonment or termination shall modify, waive or discharge any provisions of the Agreements unless such modification, waiver or discharge is agreed in writing and signed by the Executive and by an authorized member of the Committee or a person to whom the Committee has delegated signature authority or by the respective parties' legal representatives and successors.

7. Governing Law. The validity, interpretation, construction and enforcement of this Plan shall be governed by the laws of the State of Illinois, without giving effect to the principles of conflicts of laws thereof, to the extent not pre-empted by the laws of the United States. To the extent so pre-empted, the laws of the United States shall control.

8. Administration by the Committee. The Committee shall be responsible for the general operation and administration of the Plan and for carrying out the provisions thereof. The Committee shall administer the Plan in accordance with its terms and shall have all powers necessary to carry out the provisions of the Plan. The Committee shall interpret the Plan and shall determine all questions arising in the administration, interpretation, and application of the Plan,

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including but not limited to, questions of eligibility and the status and rights of employees, Participants and other persons. Any such determination by the Committee shall presumptively be conclusive and binding on all persons. The regularly kept records of the Company and any Subsidiary shall be conclusive and binding upon all persons with respect to a Participant's date and length of service, amount of compensation and the manner of payment thereof, type and length of any absence from work and all other matters contained therein relating to Participants. All rules and determinations of the Committee shall be uniformly and consistently applied to all persons in similar circumstances.

9. Incapacity of Recipient. If any person entitled to a distribution under the Plan is deemed by the Company or its designee to be incapable of personally receiving and giving a valid receipt for such payment, then, unless and until claim therefor shall have been made by a duly appointed guardian or other legal representative of such person, the Company or its designee may provide for such payment or any part thereof to be made to any other person or institution then contributing toward or providing for the care and maintenance of such person. Any such payment shall be a payment for the account of such person and a complete discharge of any liability of the Company, its designee and the Plan therefor.

10. Indemnification. The Company and each Subsidiary shall indemnify and hold harmless each member of the Committee, or any employee of the Company or any Subsidiary (to the extent not indemnified or saved harmless under any liability insurance or any other indemnification arrangement) from any and all claims, losses, liabilities, costs and expenses (including attorneys' fees) arising out of any actual or alleged act or failure to act made in good faith pursuant to the provisions of the Plan or the trust, including expenses reasonably incurred in the defense of any claim relating thereto with respect to the administration of the Plan or the trust, except that no indemnification or defense shall be provided to any person with respect to any conduct that has been judicially determined, or agreed by the parties, to have constituted willful misconduct on the part of such person, or to have resulted in his or her receipt of personal profit or advantage to which he or she is not entitled.

11. Limitations on Liability. Notwithstanding any of the preceding provisions of the Plan, neither the Company nor any individual acting as employee or agent of the Company shall be liable to any Participant, former Participant, or

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other person for any claim, loss, liability or expense incurred in connection with the Plan.

12. Unclaimed Benefit. In the event that all, or any portion, of the distribution payable to a Participant hereunder shall, at the expiration of five years after it shall become payable, remain unpaid solely by reason of the inability of the Committee, after sending a registered letter, return receipt requested, to the last known address, and after further diligent effort, to ascertain the whereabouts of such Participant, the amount so distributable shall be treated as a forfeiture and shall be retained by the Company as part of its general assets.

13.  Effective Date.  The Company previously adopted an Executive
Severance Plan effective as of February 19, 1982 and last Amended and Restated effective as of February 16, 1990. This Plan shall be an amendment and restatement of that previous plan, effective as of April 18, 1997.

                                                                         Form IA
            Executive Severance
            Agreement for

            FMC Corporation

Contents
-------------------------------------------------------

                                                  Page

Article 1. Establishment, Term, and Purpose          3

Article 2. Definitions                               3

Article 3. Severance Benefits                        8

Article 4. Form and Timing of Severance Benefits    11

Article 5. Excise Tax Equalization Payment          11

Article 6. Establishment of Trust                   13

Article 7. The Company's Payment Obligation         13

Article 8. Legal Remedies                           14

Article 9. Outplacement Assistance                  14

Article 10. Successors and Assignment               14

Article 11. Miscellaneous                           15

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FMC Corporation
Executive Severance Agreement

     THIS AGREEMENT is made and entered into as of the ___ day of ______, ____, by and between FMC Corporation (hereinafter referred to as the "Company") and ________________ (hereinafter referred to as the "Executive").

     WHEREAS, the Board of Directors of the Company has approved the Company entering into severance agreements with certain key executives of the Company;

     WHEREAS, the Executive is a key executive of the Company;

     WHEREAS, should the possibility of a Change in Control of the Company arise, the Board believes it is imperative that the Company and the Board should be able to rely upon the Executive to continue in his position, and that the Company should be able to receive and rely upon the Executive's advice, if requested, as to the best interests of the Company and its shareholders without concern that the Executive might be distracted by the personal uncertainties and risks created by the possibility of a Change in Control;

     WHEREAS, should the possibility of a Change in Control arise, in addition to his regular duties, the Executive may be called upon to assist in the assessment of such possible Change in Control, advise management and the Board as to whether such Change in Control would be in the best interests of the Company and its shareholders, and to take such other actions as the Board might determine to be appropriate; and

     WHEREAS, the Executive and the Company desire that the terms of this Agreement shall completely replace and supersede the provisions set forth in the FMC Corporation Executive Severance Plan [and the Executive Severance Agreement, entered into by and between the Company and the Executive on ____________], setting forth the terms and provisions with respect to the Executive's entitlement to payments and benefits following a Change in Control of the Company.

     NOW THEREFORE, to assure the Company that it will have the continued dedication of the Executive and the availability of his advice and counsel notwithstanding the possibility, threat, or occurrence of a Change in Control of the Company, and to induce the Executive to remain in the employ of the Company, and for other good and valuable consideration, the Company and the Executive agree as follows:

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Article 1. Establishment, Term, and Purpose

     This Agreement will commence on the Effective Date and shall continue in effect for three (3) full years. However, at the end of such three (3) year period and, if extended, at the end of each additional year thereafter, the term of this Agreement shall be extended automatically for one (1) additional year, unless the Committee delivers written notice six (6) months prior to the end of such term, or extended term, to each Executive, that the Agreement will not be extended. In such case, the Agreement will terminate at the end of the term, or extended term, then in progress.

     However, in the event a Change in Control occurs during the original or any extended term, this Agreement will remain in effect for the longer of: (i) twenty-four (24) months beyond the month in which such Change in Control occurred; or (ii) until all obligations of the Company hereunder have been fulfilled, and until all benefits required hereunder have been paid to the Executive.

Article 2. Definitions

     Whenever used in this Agreement, the following terms shall have the meanings set forth below and, when the meaning is intended, the initial letter of the word is capitalized.

     2.1 "Base Salary" means the salary of record paid to an Executive as annual salary, excluding amounts received under incentive or other bonus plans, whether or not deferred.

     2.2 "Beneficial Owner" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

     2.3 "Beneficiary" means the persons or entities designated or deemed designated by the Executive pursuant to Section 11.2 herein.

     2.4  "Board" means the Board of Directors of the Company.

     2.5 "Cause" means: (a) the Executive's willful and continued failure to substantially perform his duties with the Company (other than any such failure resulting from Disability or occurring after issuance by the Executive of a Notice of Termination for Good Reason), after a written demand for substantial performance is delivered to the Executive that specifically identifies the manner in which the Company believes that the Executive has willfully failed to substantially perform his duties, and after the Executive has failed to resume substantial performance of his duties on a continuous basis within thirty (30) calendar days of receiving such demand; (b) the Executive's willfully engaging in conduct (other than conduct covered under (a) above) which is demonstrably and materially injurious to the Company, monetarily or otherwise; or (c) the

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Executive's having been convicted of, or plead guilty or nolo contendere to, a felony. For purposes of this subparagraph, no act, or failure to act, on the Executive's part shall be deemed "willful" unless done, or omitted to be done, by the Executive not in good faith and without reasonable belief that the action or omission was in the best interests of the Company. Any act, or failure to act, based upon authority given pursuant to a resolution duly adopted by the Board or upon the instructions of the chief executive officer or a senior officer of the Company or based upon the advice of counsel for the Company shall be conclusively presumed to be done, or omitted to be done, by the Executive in good faith and in the best interests of the Company. The cessation of employment of the Executive shall not be deemed to be for Cause unless and until there shall have been delivered to the Executive a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters of the entire membership of the Board at a meeting of the Board called and held for such purpose, (after reasonable notice is provided to the Executive and the Executive is given an opportunity, together with counsel, to be heard before the Board), finding that, in the good faith opinion of the Board, the Executive is guilty of the conduct described in subparagraph (a) or (b) above, and specifying the particulars thereof in detail. The Executive shall not be precluded from contesting such resolution pursuant to an arbitration proceeding under Section 8.2 of this Agreement.

     2.6 "Change in Control" of the Company shall be deemed to have occurred as of the first day that any one or more of the following conditions is satisfied:

     (a) The "beneficial ownership" (as defined in Rule 13d-3 under the Exchange Act) of securities representing more than 20 percent (20%) of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Company Voting Securities") is acquired by a Person (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company or an affiliate thereof, any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company); provided, however that any acquisition from the Company or any acquisition pursuant to a transaction which complies with clauses (i), (ii), and (iii) of paragraph (c) of this Section 2.6 shall not be a Change in Control under this paragraph (a); or

     (b) Individuals who, as of the date hereof, constitute the Board of Directors (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

     (c) Consummation by the Company of a reorganization, merger, or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets or stock or another entity (a "Business Combination"), in each case, unless immediately following such Business Combination: (i) more than 60% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of (x) the corporation resulting from such Business Combination (the "Surviving Corporation"), or (y) if applicable, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries (the "Parent Corporation"), is represented, directly or indirectly by Company Voting Securities outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Company Voting Securities, (ii) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of the combined voting power of the then outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) except to the extent that such ownership of the Company existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

     (d) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

     However, in no event shall a Change in Control be deemed to have occurred, with respect to the Executive, if the Executive is part of a purchasing group which consummates the Change-in-Control transaction. The Executive shall be deemed "part of a purchasing group" for purposes of the preceding sentence if the Executive is an equity participant in the purchasing company or group (except for: (i) passive ownership of less than three percent (3%) of the stock of the purchasing company; or (ii) ownership of equity participation in the purchasing company or group which is otherwise not significant, as determined prior to the Change in Control by a majority of the nonemployee continuing Directors).

     2.7 "Code" means the United States Internal Revenue Code of 1986, as amended, and any successors thereto.

     2.8 "Committee" means the Compensation and Organization Committee of the Board or any other committee appointed by the Board to perform the functions of the Compensation and Organization Committee.

     2.9 "Company" means FMC Corporation, a Delaware corporation, or any successor thereto as provided in Article 10 herein.

     2.10 "Disability" means complete and permanent inability by reason of illness or accident to perform the duties of the occupation at which the Executive was employed when such disability commenced.

     2.11 "Effective Date" means the date of this Agreement set forth above.

     2.12 "Effective Date of Termination" means the date on which a Qualifying Termination occurs which triggers the payment of Severance Benefits hereunder.

     2.13 "Exchange Act" means the United States Securities Exchange Act of 1934, as amended.

     2.14 "Good Reason" shall mean, without the Executive's express written consent, the occurrence of any one or more of the following:

     (a) The assignment of the Executive to duties materially inconsistent with the Executive's authorities, duties, responsibilities, and status (including offices and reporting requirements) as an employee of the Company, or a reduction or alteration in the nature or status of the Executive's authorities, duties, or responsibilities from those in effect immediately preceding the Change in Control;

     (b) The Company's requiring the Executive to (i) be based at a location which is at least twenty-five (25) miles from the office where the Executive is located at the time of the Change in Control, (not including for this clause (i) required travel on the Company's business to an extent substantially consistent with the Executive's business immediately prior to the Change in Control) or (ii) travel on Company business to an extent substantially greater than the travel obligations of the Executive immediately prior to the Change in Control;

     (c) A reduction by the Company in the Executive's Base Salary as in effect immediately prior to the Change in Control or as the same shall be increased from time to time;

     (d) The failure of the Company to (i) continue in effect any employee benefit plan, compensation plan, welfare benefit plan or material fringe benefit plan in which the Executive is participating immediately prior to such Change in Control or the taking of any action by the Company which would adversely affect the Executive's participation in or reduce the Executive's benefits under any such plan, unless the Executive is permitted to participate in other plans providing Executive with at least substantially equivalent benefits in the aggregate (at substantially equivalent cost with respect to welfare benefit plans), or (ii) provide the Executive with paid vacation in accordance with the most favorable vacation policies of the Company and its affiliated companies as in effect for the Executive immediately prior to such Change in Control, including the crediting of all service for which the Executive had been credited under such vacation policies prior to the Change in Control;

     (e) The failure of the Company to obtain a satisfactory agreement from any successor to the Company to assume and agree to perform this Agreement, as contemplated in Article 10 herein; or

     (f) Any termination of Executive's employment by the Company that is not effected pursuant to a Notice of Termination.

     The existence of Good Reason shall not be affected by the Executive's temporary incapacity due to physical or mental illness not constituting a Disability. The Executive's Retirement shall constitute a waiver of the Executive's rights with respect to any circumstance constituting Good Reason. The Executive's continued employment shall not constitute a waiver of the Executive's rights with respect to any circumstance constituting Good Reason.

     2.15 "Notice of Termination" shall mean a written notice which shall indicate the specific termination provision in this Agreement relied upon, and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated.

     2.16 "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as provided in Section 13(d).

     2.17 "Qualifying Termination" means any of the events described in Section
3.2 herein, the occurrence of which triggers the payment of Severance Benefits hereunder.

     2.18 "Retirement" means the Executive's voluntary termination of employment in a manner which qualifies the Executive to receive immediately payable retirement benefits under the Company's tax-qualified retirement plan or under the successor or replacement of such retirement plan if it is then no longer in effect; provided, that a termination for Good Reason which otherwise constitutes Retirement shall be treated as Good Reason for purposes of being a Qualifying Termination under this Agreement.

     2.19 "Severance Benefits" means the payment of severance compensation as provided in Section 3.3 herein.

     2.20 "Trust" means the Company grantor trust to be created pursuant to
Article 6 of this Agreement.

Article 3. Severance Benefits

     3.1 Right to Severance Benefits. The Executive shall be entitled to receive from the Company Severance Benefits, as described in Section 3.3 herein, if there has been a Change in Control of the Company and if, within twenty-four
(24) calendar months following the Change in Control, a Qualifying Termination of the Executive has occurred.

     The Executive shall not be entitled to receive Severance Benefits if he is terminated for Cause, or if his employment with the Company ends due to death, Disability, or Retirement or due to a voluntary termination of employment by the Executive without Good Reason other than during the thirteenth (13th) calendar month following the month in which a Change in Control occurs.

     3.2 Qualifying Termination. The occurrence of any one or more of the following events shall trigger the payment of Severance Benefits to the Executive under this Agreement:

     (a) An involuntary termination of the Executive's employment by the Company for reasons other than Cause within twenty-four (24) calendar months following the month in which a Change in Control of the Company occurs;

     (b) A voluntary termination by the Executive for Good Reason within twenty-four (24) calendar months following the month in which a Change in Control of the Company occurs pursuant to a Notice of Termination delivered to the Company by the Executive;

     (c) A voluntary termination by the Executive during the thirteenth (13/th) calendar month following the month in which a Change in Control occurs pursuant to a Notice of Termination delivered to the Company by the Executive; or

     (d) The Company or any successor company breaches any of the provisions of this Agreement following a Change in Control.

     3.3 Description of Severance Benefits. In the event the Executive becomes entitled to receive Severance Benefits, as provided in Sections 3.1 and 3.2 herein, the Company shall pay to the Executive and provide him with the following:

     (a) An amount equal to three (3) times the highest rate of the Executive's annualized Base Salary in effect at any time [during the 36-month period immediately] prior to the Effective Date of Termination.

     (b) An amount equal to three (3) times the highest of the Executive's target annual [Total] Management Incentive Award established [for any plan year] [the three (3) plan years] up to and including the plan year in which the Executive's Effective Date of Termination occurs.

     (c) An amount equal to the Executive's unpaid Base Salary, and unused and accrued vacation pay, through the Effective Date of Termination.

     (d) A continuation of the welfare benefits of health care, life and accidental death and dismemberment, and disability insurance coverage for three (3) full years after the Effective Date of Termination. These benefits shall be provided to the Executive (and to the Executive's covered spouse and dependents) at the same premium cost, and at the same coverage level, as in effect as of the Executive's Effective Date of Termination.

          The continuation of these welfare benefits shall be discontinued prior to the end of the three (3) year period in the event the Executive has available substantially similar benefits at a comparable cost from a subsequent employer, as determined by the Committee.

     Incentive awards granted under the FMC 1995 Management Incentive Plan, FMC 1995 Stock Option Plan, and other incentive arrangements adopted by the Company shall be treated pursuant to the terms of the applicable plan.

     The aggregate benefits accrued by the Executive as of the Effective Date of Termination under the FMC Corporation Salaried Employees' Retirement Plan, the FMC Employees' Thrift and Stock Purchase Plan, the FMC Salaried Employees' Equivalent Retirement Plan, and other savings and retirement plans sponsored by the Company shall be distributed pursuant to the terms of the applicable plan. For purposes of the Company's nonqualified retirement plans, such benefits shall be calculated under the assumption that the Executive's employment continued following the Effective Date of Termination for three (3) full years (i.e., three (3) additional years of age and service credits shall be added); provided, however, that for purposes of determining "final average pay" under such programs, the Executive's actual pay history as of the Effective Date of Termination shall be used.

     Compensation which has been deferred under the Deferred Compensation Plan of FMC, FMC Deferred Compensation Equivalent Retirement and Thrift Plan or other plans sponsored by the Company, as applicable, together with all interest that has been credited with respect to any such deferred compensation balances, shall be distributed pursuant to the terms of the applicable plan.

     3.4 Termination for Disability. Following a Change in Control of the Company, if an Executive's employment is terminated due to Disability, the Executive shall receive his Base Salary through the Effective Date of Termination, at which point in time the Executive's benefits shall be determined in accordance with the Company's disability, retirement, insurance, and other applicable plans and programs then in effect. In the event the Executive's employment is terminated due to Disability, the Executive shall not be entitled to the Severance Benefits described in Section 3.3.

     3.5 Termination for Retirement or Death. Following a Change in Control of the Company, if the Executive's employment is terminated by reason of his Retirement or death, the Executive's benefits shall be determined in accordance with the Company's retirement, survivor's benefits, insurance, and other applicable programs of the Company then in effect. In the event the Executive's employment is terminated by reason of his Retirement or death, the Executive shall not be entitled to the Severance Benefits described in Section 3.3.

     3.6 Termination for Cause, or Other Than for Good Reason or Retirement. Following a Change in Control of the Company, if the Executive's employment is terminated either: (a) by the Company for Cause; or (b) by the Executive (other than for Retirement, Good Reason, or under circumstances giving rise to a Qualifying Termination described in Section 3.2(c) herein), the Company shall pay the Executive his full Base Salary and accrued vacation through the Effective Date of Termination, at the rate then in effect, plus all other amounts to which the Executive is entitled under any compensation plans of the Company, at the time such payments are due, and the Company shall have no further obligations to the Executive under this Agreement.

     3.7 Notice of Termination. Any termination of employment by the Company or by the Executive for Good Reason or during the thirteenth (13th) calendar month following the month in which a Change in Control occurs shall be communicated by a Notice of Termination.

Article 4. Form and Timing of Severance Benefits

     4.1 Form and Timing of Severance Benefits. The Severance Benefits described in Sections 3.3(a), 3.3(b), and 3.3(c) herein shall be paid in cash to the Executive in a single lump sum as soon as practicable following the Effective Date of Termination, but in no event beyond thirty (30) days from such date.

     4.2 Withholding of Taxes. The Company shall be entitled to withhold from any amounts payable under this Agreement all taxes as legally shall be required (including, without limitation, any United States federal taxes and any other state, city, or local taxes).

Article 5. Excise Tax Equalization Payment

     5.1 Excise Tax Equalization Payment. In the event that the Executive becomes entitled to Severance Benefits or any other payment or benefit under this Agreement, or under any other agreement with or plan of the Company (in the aggregate, the "Total Payments"), if all or any part of the Total Payments will be subject to the tax (the "Excise Tax") imposed by Section 4999 of the Code (or any similar tax that may hereafter be imposed), the Company shall pay to the Executive in cash an additional amount (the "Gross-Up Payment") such that the net amount retained by the Executive after deduction of any Excise Tax upon the Total Payments and any federal, state, and local income tax, penalties, interest, and Excise Tax upon the Gross-Up Payment provided for by this Section
5.1 (including FICA and FUTA), shall be equal to the Total Payments. Such payment shall be made by the Company to the Executive as soon as practical following the Effective Date of Termination, but in no event beyond thirty (30) days from such date.

     5.2 Tax Computation. For purposes of determining whether any of the Total Payments will be subject to the Excise Tax and the amounts of such Excise Tax:

     (a) Any other payments or benefits received or to be received by the Executive in connection with a Change in Control of the Company or the Executive's termination of employment (whether pursuant to the terms of this Agreement or any other plan, arrangement, or agreement with the

          Company, or with any Person whose actions result in a Change in Control of the Company or any Person affiliated with the Company or such Persons) shall be treated as "parachute payments" within the meaning of Section 280G(b)(2) of the Code, and all "excess parachute payments" within the meaning of Section 280G(b)(1) shall be treated as subject to the Excise Tax, unless in the opinion of tax counsel as supported by the Company's independent auditors and acceptable to the Executive, such other payments or benefits (in whole or in part) do not constitute parachute payments, or unless such excess parachute payments (in whole or in part) represent reasonable compensation for services actually rendered within the meaning of Section 280G(b)(4) of the Code in excess of the base amount within the meaning of Section 280G(b)(3) of the Code, or are otherwise not subject to the Excise Tax;

     (b) The amount of the Total Payments which shall be treated as subject to the Excise Tax shall be equal to the lesser of: (i) the total amount of the Total Payments; or (ii) the amount of excess parachute payments within the meaning of Section 280G(b)(1) (after applying clause (a) above); and

     (c) The value of any noncash benefits or any deferred payment or benefit shall be determined by the Company's independent auditors in accordance with the principles of Sections 280G(d)(3) and (4) of the Code.

     For purposes of determining the amount of the Gross-Up Payment, the Executive shall be deemed to pay federal income taxes at the highest marginal rate of federal income taxation in the calendar year in which the Gross-Up Payment is to be made, and state and local income taxes at the highest marginal rate of taxation in the state and locality of the Executive's residence on the Effective Date of Termination, net of the maximum reduction in federal income taxes which could be obtained from deduction of such state and local taxes.

     5.3 Subsequent Recalculation. In the event the Internal Revenue Service adjusts the computation of the Company under Section 5.2 herein so that the Executive did not receive the greatest net benefit, the Company shall reimburse the Executive for the full amount necessary to make the Executive whole, plus a market rate of interest, as determined by the Committee.

Article 6. Establishment of Trust

     As soon as practicable following the Effective Date hereof, the Company shall create a Trust (which shall be a grantor trust within the meaning of Sections 671-678 of the Internal Revenue Code) for the benefit of the Executive and Beneficiaries, as appropriate. The Trust shall have a Trustee as selected by the Company, and shall have certain restrictions as to the Company's ability to amend the Trust or cancel benefits provided thereunder. Any assets contained in the Trust shall, at all times, be specifically subject to the claims of the Company's general creditors in the event of bankruptcy or insolvency; such terms to be specifically defined within the provisions of the Trust, along with the required procedure for notifying the Trustee of any bankruptcy or insolvency.

     At any time following the Effective Date hereof, the Company may, but is not obligated to, deposit assets in the Trust in an amount equal to or less than the aggregate Severance Benefits which may become due to the Executive under Sections 3.3(a), (b), and (c), and 5.1 of this Agreement.

     Upon a Change in Control, the Company shall deposit assets in such Trust in an amount equal to the estimated aggregate Severance Benefits which may become due to the Executive under Sections 3.3(a), (b), and (c), 5.1, and 8.1 of this Agreement. Such deposited amounts shall be reviewed and increased, if necessary, every six (6) months following a Change in Control to reflect the Executive's estimated aggregate Severance Benefits at such time.

Article 7. The Company's Payment Obligation

     The Company's obligation to make the payments and the arrangements provided for herein shall be absolute and unconditional, and shall not be affected by any circumstances, including, without limitation, any offset, counterclaim, recoupment, defense, or other right which the Company may have against the Executive or anyone else. All amounts payable by the Company hereunder shall be paid without notice or demand. Each and every payment made hereunder by the Company shall be final, and the Company shall not seek to recover all or any part of such payment from the Executive or from whomsoever may be entitled thereto, for any reasons whatsoever.

     The Executive shall not be obligated to seek other employment in mitigation of the amounts payable or arrangements made under any provision of this Agreement, and the obtaining of any such other employment shall in no event effect any reduction of the Company's obligations to make the payments and arrangements required to be made under this Agreement, except to the extent provided in Section 3.3(d) herein.

Article 8. Legal Remedies

     8.1 Payment of Legal Fees. To the extent permitted by law, the Company shall pay all legal fees, costs of litigation, prejudgment interest, and other expenses incurred in good faith by the Executive as a result of the Company's refusal to provide the Severance Benefits to which the Executive becomes entitled under this Agreement, or as a result of the Company's contesting the validity, enforceability, or interpretation of this Agreement, or as a result of any conflict (including conflicts related to the calculation of parachute payments) between the parties pertaining to this Agreement.

     8.2 Arbitration. Any dispute or controversy arising under or in connection with this Agreement shall be settled by arbitration, conducted before a panel of three (3) arbitrators sitting in a location selected by the Executive within fifty (50) miles from the location of his employment with the Company, in accordance with the rules of the American Arbitration Association then in effect.

     Judgment may be entered on the award of the arbitrator in any court having proper jurisdiction. All expenses of such arbitration, including the fees and expenses of the counsel for the Executive, shall be borne by the Company.

Article 9. Outplacement Assistance

     Following a Qualifying Termination, other than a voluntary termination by the Executive during the thirteenth (13th) calendar month following the month in which a Change in Control occurs (as described in Section 3.2 herein), the Executive shall be reimbursed by the Company for the costs of all outplacement services obtained by the Executive within the two (2) year period after the Effective Date of Termination; provided, however, that the total reimbursement shall be limited to an amount equal to fifteen percent (15%) of the Executive's Base Salary as of the Effective Date of Termination.

Article 10. Successors and Assignment

     10.1 Successors to the Company. The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation, or otherwise) of all or substantially all of the business and/or assets of the Company or of any division or subsidiary thereof to expressly assume and agree to perform the Company's obligations under this Agreement in the same manner and to the same extent that the Company would be required to perform them if no such succession had taken place. The date on which any such succession becomes effective shall be deemed to be the date of the Change in Control.

     10.2 Assignment by the Executive. This Agreement shall inure to the benefit of and be enforceable by the Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees, and legatees. If the Executive dies while any amount would still be payable to him hereunder had he continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the Executive's Beneficiary. If the Executive has not named a Beneficiary, then such amounts shall be paid to the Executive's devisee, legatee, or other designee, or if there is no such designee, to the Executive's estate.


Article 11. Miscellaneous

     11.1 Employment Status. Except as may be provided under any other agreement between the Executive and the Company, the employment of the Executive by the Company is "at will," and may be terminated by either the Executive or the Company at any time, subject to applicable law.

     11.2 Beneficiaries. The Executive may designate one or more persons or entities as the primary and/or contingent Beneficiaries of any Severance Benefits owing to the Executive under this Agreement. Such designation must be in the form of a signed writing acceptable to the Committee. The Executive may make or change such designations at any time.

     11.3 Severability. In the event any provision of this Agreement shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Agreement, and the Agreement shall be construed and enforced as if the illegal or invalid provision had not been included. Further, the captions of this Agreement are not part of the provisions hereof and shall have no force and effect.

     11.4 Modification. No provision of this Agreement may be modified, waived, or discharged unless such modification, waiver, or discharge is agreed to in writing and signed by the Executive and by an authorized member of the Committee, or by the respective parties' legal representatives and successors.

     11.5 Applicable Law. To the extent not preempted by the laws of the United States, the laws of the state of Illinois shall be the controlling law in all matters relating to this Agreement.



  IN WITNESS WHEREOF, the parties have executed this Agreement on this ________ day of ___________, 1997.

FMC Corporation                            Executive:

By:
    ____________________________           _____________________________________

Its:
     ___________________________

Attest:
        ________________________

                                                      FORM I



            Executive Severance
            Agreement for
                         --------------------

            FMC Corporation

Contents
--------------------------------------------------------------------------------
                                                                            Page

Article 1. Establishment, Term, and Purpose                                    2

Article 2. Definitions                                                         2

Article 3. Severance Benefits                                                  7

Article 4. Form and Timing of Severance Benefits                              10

Article 5. Excise Tax Equalization Payment                                    10

Article 6. Establishment of Trust                                             11

Article 7. The Company's Payment Obligation                                   12

Article 8. Legal Remedies                                                     12

Article 9. Outplacement Assistance                                            13

Article 10. Successors and Assignment                                         13

Article 11. Miscellaneous                                                     14

FMC Corporation
Executive Severance Agreement

     THIS AGREEMENT is made and entered into as of the _____ day of _________, ____, by and between FMC Corporation (hereinafter referred to as the "Company") and ____________________ (hereinafter referred to as the "Executive").

     WHEREAS, the Board of Directors of the Company has approved the Company entering into severance agreements with certain key executives of the Company;

     WHEREAS, the Executive is a key executive of the Company;

     WHEREAS, should the possibility of a Change in Control of the Company arise, the Board believes it is imperative that the Company and the Board should be able to rely upon the Executive to continue in his position, and that the Company should be able to receive and rely upon the Executive's advice, if requested, as to the best interests of the Company and its shareholders without concern that the Executive might be distracted by the personal uncertainties and risks created by the possibility of a Change in Control;

     WHEREAS, should the possibility of a Change in Control arise, in addition to his regular duties, the Executive may be called upon to assist in the assessment of such possible Change in Control, advise management and the Board as to whether such Change in Control would be in the best interests of the Company and its shareholders, and to take such other actions as the Board might determine to be appropriate; and

     WHEREAS, the Executive and the Company desire that the terms of this Agreement shall completely replace and supersede the provisions set forth in the FMC Corporation Executive Severance Plan, [and the Executive Agreement entered into by and between the Company and the Executive on ____________], setting forth the terms and provisions with respect to the Executive's entitlement to payments and benefits following a Change in Control of the Company.

     NOW THEREFORE, to assure the Company that it will have the continued dedication of the Executive and the availability of his advice and counsel notwithstanding the possibility, threat, or occurrence of a Change in Control of the Company, and to induce the Executive to remain in the employ of the Company, and for other good and valuable consideration, the Company and the Executive agree as follows:

Article 1. Establishment, Term, and Purpose

     This Agreement will commence on the Effective Date and shall continue in effect for three (3) full years. However, at the end of such three (3) year period and, if extended, at the end of each additional year thereafter, the term of this Agreement shall be extended automatically for one (1) additional year, unless the Committee delivers written notice six (6) months prior to the end of such term, or extended term, to each Executive, that the Agreement will not be extended. In such case, the Agreement will terminate at the end of the term, or extended term, then in progress.

     However, in the event a Change in Control occurs during the original or any extended term, this Agreement will remain in effect for the longer of: (i) twenty-four (24) months beyond the month in which such Change in Control occurred; or (ii) until all obligations of the Company hereunder have been fulfilled, and until all benefits required hereunder have been paid to the Executive.

Article 2. Definitions

     Whenever used in this Agreement, the following terms shall have the meanings set forth below and, when the meaning is intended, the initial letter of the word is capitalized.

     2.1 "Base Salary" means the salary of record paid to an Executive as annual salary, excluding amounts received under incentive or other bonus plans, whether or not deferred.

     2.2 "Beneficial Owner" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

     2.3 "Beneficiary" means the persons or entities designated or deemed designated by the Executive pursuant to Section 11.2 herein.

     2.4  "Board" means the Board of Directors of the Company.

     2.5 "Cause" means: (a) the Executive's willful and continued failure to substantially perform his duties with the Company (other than any such failure resulting from Disability or occurring after issuance by the Executive of a Notice of Termination for Good Reason), after a written demand for substantial performance is delivered to the Executive that specifically identifies the manner in which the Company believes that the Executive has willfully failed to substantially perform his duties, and after the Executive has failed to resume substantial performance of his duties on a continuous basis within thirty (30) calendar days of receiving such demand; (b) the Executive's willfully engaging in conduct (other than conduct covered under (a) above) which is demonstrably and materially injurious to the Company, monetarily or otherwise; or (c) the Executive's having been convicted of, or plead guilty or nolo contendere to, a felony. For purposes of this subparagraph, no act, or failure to act, on the Executive's part shall be deemed "willful" unless done, or omitted to be done, by the Executive not in good faith and without reasonable belief that the action or omission was in the best interests of the Company. Any act, or failure to act, based upon authority given pursuant to a resolution duly adopted by the Board or upon the instructions of the chief executive officer or a senior officer of the Company or based upon the advice of counsel for the Company shall be conclusively presumed to be done, or omitted to be done, by the Executive in good faith and in the best interests of the Company. The cessation of employment of the Executive shall not be deemed to be for Cause unless and until there shall have been delivered to the Executive a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters of the entire membership of the Board at a meeting of the Board called and held for such purpose, (after reasonable notice is provided to the Executive and the Executive is given an opportunity, together with counsel, to be heard before the Board), finding that, in the good faith opinion of the Board, the Executive is guilty of the conduct described in subparagraph (a) or (b) above, and specifying the particulars thereof in detail. The Executive shall not be precluded from contesting such resolution pursuant to an arbitration proceeding under Section 8.2 of this Agreement.

     2.6 "Change in Control" of the Company shall be deemed to have occurred as of the first day that any one or more of the following conditions is satisfied:

     (a) The "beneficial ownership" (as defined in Rule 13d-3 under the Exchange Act) of securities representing more than 20 percent (20%) of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Company Voting Securities") is acquired by a Person (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company or an affiliate thereof, any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company); provided, however that any acquisition from the Company or any acquisition pursuant to a transaction which complies with clauses (i), (ii), and (iii) of paragraph (c) of this Section 2.6 shall not be a Change in Control under this paragraph (a); or

     (b) Individuals who, as of the date hereof, constitute the Board of Directors (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the

         Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

     (c) Consummation by the Company of a reorganization, merger, or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets or stock or another entity (a "Business Combination"), in each case, unless immediately following such Business Combination: (i) more than 60% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of (x) the corporation resulting from such Business Combination (the "Surviving Corporation"), or (y) if applicable, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries (the "Parent Corporation"), is represented, directly or indirectly by Company Voting Securities outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Company Voting Securities, (ii) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of the combined voting power of the then outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) except to the extent that such ownership of the Company existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

     (d) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

     However, in no event shall a Change in Control be deemed to have occurred, with respect to the Executive, if the Executive is part of a purchasing group which consummates the Change-in-Control transaction. The Executive shall be deemed "part of a purchasing group" for purposes of the preceding sentence if the Executive is an equity participant in the purchasing company or group (except for: (i) passive ownership of less than three percent (3%) of the stock of the purchasing company; or (ii) ownership of equity participation in the purchasing company or group which is otherwise not significant, as determined prior to the Change in Control by a majority of the nonemployee continuing Directors).

     2.7 "Code" means the United States Internal Revenue Code of 1986, as amended, and any successors thereto.

     2.8 "Committee" means the Compensation and Organization Committee of the Board or any other committee appointed by the Board to perform the functions of the Compensation and Organization Committee.

     2.9 "Company" means FMC Corporation, a Delaware corporation, or any successor thereto as provided in Article 10 herein.

     2.10 "Disability" means complete and permanent inability by reason of illness or accident to perform the duties of the occupation at which the Executive was employed when such disability commenced.

     2.11  "Effective Date" means the date of this Agreement set forth above.

     2.12 "Effective Date of Termination" means the date on which a Qualifying Termination occurs which triggers the payment of Severance Benefits hereunder.

     2.13 "Exchange Act" means the United States Securities Exchange Act of 1934, as amended.

     2.14 "Good Reason" shall mean, without the Executive's express written consent, the occurrence of any one or more of the following:

     (a) The assignment of the Executive to duties materially inconsistent with the Executive's authorities, duties, responsibilities, and status (including offices and reporting requirements) as an employee of the Company, or a reduction or alteration in the nature or status of the Executive's authorities, duties, or responsibilities from those in effect immediately preceding the Change in Control;

     (b) The Company's requiring the Executive to (i) be based at a location which is at least twenty-five (25) miles from the office where the Executive is located at the time of the Change in Control, (not including for this clause (i) required travel on the Company's business to an extent substantially consistent with the Executive's business immediately prior to the Change in Control) or (ii) travel on Company business to an extent substantially greater than the travel obligations of the Executive immediately prior to the Change in Control;

     (c) A reduction by the Company in the Executive's Base Salary as in effect immediately prior to the Change in Control or as the same shall be increased from time to time;

     (d) The failure of the Company to (i) continue in effect any employee benefit plan, compensation plan, welfare benefit plan or material fringe benefit plan in which the Executive is participating immediately prior to such Change in Control or the taking of any action by the Company which would adversely affect the Executive's participation in or reduce the Executive's benefits under any such plan, unless the Executive is permitted to participate in other plans providing Executive with at least substantially equivalent benefits in the aggregate (at substantially equivalent cost with respect to welfare benefit plans), or (ii) provide the Executive with paid vacation in accordance with the most favorable vacation policies of the Company and its affiliated companies as in effect for the Executive immediately prior to such Change in Control, including the crediting of all service for which the Executive had been credited under such vacation policies prior to the Change in Control;

     (e) The failure of the Company to obtain a satisfactory agreement from any successor to the Company to assume and agree to perform this Agreement, as contemplated in Article 10 herein; or

     (f) Any termination of Executive's employment by the Company that is not effected pursuant to a Notice of Termination.

     The existence of Good Reason shall not be affected by the Executive's temporary incapacity due to physical or mental illness not constituting a Disability. The Executive's Retirement shall constitute a waiver of the Executive's rights with respect to any circumstance constituting Good Reason. The Executive's continued employment shall not constitute a waiver of the Executive's rights with respect to any circumstance constituting Good Reason.

     2.15 "Notice of Termination" shall mean a written notice which shall indicate the specific termination provision in this Agreement relied upon, and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated.

     2.16 "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as provided in Section 13(d).

     2.17 "Qualifying Termination" means any of the events described in Section
3.2 herein, the occurrence of which triggers the payment of Severance Benefits hereunder.

     2.18 "Retirement" means the Executive's voluntary termination of employment in a manner which qualifies the Executive to receive immediately payable retirement benefits under the Company's tax-qualified retirement plan or under the successor or replacement of such retirement plan if it is then no longer in effect; provided, that a termination for Good Reason which otherwise constitutes Retirement shall be treated as Good Reason for purposes of being a Qualifying Termination under this Agreement.

     2.19 "Severance Benefits" means the payment of severance compensation as provided in Section 3.3 herein.

     2.20 "Trust" means the Company grantor trust to be created pursuant to
Article 6 of this Agreement.

Article 3. Severance Benefits

     3.1 Right to Severance Benefits. The Executive shall be entitled to receive from the Company Severance Benefits, as described in Section 3.3 herein, if there has been a Change in Control of the Company and if, within twenty-four
(24) calendar months following the Change in Control, a Qualifying Termination of the Executive has occurred.

     The Executive shall not be entitled to receive Severance Benefits if he is terminated for Cause, or if his employment with the Company ends due to death, Disability, or Retirement or due to a voluntary termination of employment by the Executive without Good Reason.

     3.2 Qualifying Termination. The occurrence of any one or more of the following events shall trigger the payment of Severance Benefits to the Executive under this Agreement:

     (a) An involuntary termination of the Executive's employment by the Company for reasons other than Cause within twenty-four (24) calendar months following the month in which a Change in Control of the Company occurs;

     (b) A voluntary termination by the Executive for Good Reason within twenty-four (24) calendar months following the month in which a

          Change in Control of the Company occurs pursuant to a Notice of Termination delivered to the Company by the Executive; or

     (c) The Company or any successor company breaches any of the provisions of this Agreement following a Change in Control.

     3.3 Description of Severance Benefits. In the event the Executive becomes entitled to receive Severance Benefits, as provided in Sections 3.1 and 3.2 herein, the Company shall pay to the Executive and provide him with the following:

     (a) An amount equal to three (3) times the highest rate of the Executive's annualized Base Salary in effect at any time [during the 36-month period immediately] prior to the Effective Date of Termination.

     (b) An amount equal to three (3) times the highest of the Executive's target annual [Total] Management Incentive Award established [for any plan year] [the three (3) plan years] up to and including the plan year in which the Executive's Effective Date of Termination occurs.

     (c) An amount equal to the Executive's unpaid Base Salary, and unused and accrued vacation pay, through the Effective Date of Termination.

     (d) A continuation of the welfare benefits of health care, life and accidental death and dismemberment, and disability insurance coverage for three (3) full years after the Effective Date of Termination. These benefits shall be provided to the Executive (and to the Executive's covered spouse and dependents) at the same premium cost, and at the same coverage level, as in effect as of the Executive's Effective Date of Termination.

          The continuation of these welfare benefits shall be discontinued prior to the end of the three (3) year period in the event the Executive has available substantially similar benefits at a comparable cost from a subsequent employer, as determined by the Committee.

     Incentive awards granted under the FMC 1995 Management Incentive Plan, FMC 1995 Stock Option Plan, and other incentive arrangements adopted by the Company shall be treated pursuant to the terms of the applicable plan.

     The aggregate benefits accrued by the Executive as of the Effective Date of Termination under the FMC Corporation Salaried Employees' Retirement Plan, the FMC Employees' Thrift and Stock Purchase Plan, the FMC Salaried Employees' Equivalent Retirement Plan, and other savings and retirement plans sponsored by the Company shall be distributed pursuant to the terms of the applicable plan. For purposes of the Company's nonqualified retirement plans, such benefits shall be calculated under the assumption that the Executive's employment continued following the Effective Date of Termination for three (3) full years (i.e., three (3) additional years of age and service credits shall be added); provided, however, that for purposes of determining "final average pay" under such programs, the Executive's actual pay history as of the Effective Date of Termination shall be used.

     Compensation which has been deferred under the Deferred Compensation Plan of FMC, FMC Deferred Compensation Equivalent Retirement and Thrift Plan or other plans sponsored by the Company, as applicable, together with all interest that has been credited with respect to any such deferred compensation balances, shall be distributed pursuant to the terms of the applicable plan.

     3.4 Termination for Disability. Following a Change in Control of the Company, if an Executive's employment is terminated due to Disability, the Executive shall receive his Base Salary through the Effective Date of Termination, at which point in time the Executive's benefits shall be determined in accordance with the Company's disability, retirement, insurance, and other applicable plans and programs then in effect. In the event the Executive's employment is terminated due to Disability, the Executive shall not be entitled to the Severance Benefits described in Section 3.3.

     3.5 Termination for Retirement or Death. Following a Change in Control of the Company, if the Executive's employment is terminated by reason of his Retirement or death, the Executive's benefits shall be determined in accordance with the Company's retirement, survivor's benefits, insurance, and other applicable programs of the Company then in effect. In the event the Executive's employment is terminated by reason of his Retirement or death, the Executive shall not be entitled to the Severance Benefits described in Section 3.3.

     3.6 Termination for Cause, or Other Than for Good Reason or Retirement. Following a Change in Control of the Company, if the Executive's employment is terminated either: (a) by the Company for Cause; or (b) by the Executive (other than for Retirement, Good Reason, or under circumstances giving rise to a Qualifying Termination described in Section 3.2(c) herein), the Company shall pay the Executive his full Base Salary and accrued vacation through the Effective Date of Termination, at the rate then in effect, plus all other amounts to which the Executive is entitled under any compensation plans of the Company, at the time such payments are due, and the Company shall have no further obligations to the Executive under this Agreement.

     3.7 Notice of Termination. Any termination of employment by the Company or by the Executive for Good Reason shall be communicated by a Notice of Termination.

Article 4. Form and Timing of Severance Benefits

     4.1 Form and Timing of Severance Benefits. The Severance Benefits described in Sections 3.3(a), 3.3(b), and 3.3(c) herein shall be paid in cash to the Executive in a single lump sum as soon as practicable following the Effective Date of Termination, but in no event beyond thirty (30) days from such date.

     4.2 Withholding of Taxes. The Company shall be entitled to withhold from any amounts payable under this Agreement all taxes as legally shall be required (including, without limitation, any United States federal taxes and any other state, city, or local taxes).

Article 5. Excise Tax Equalization Payment

     5.1 Excise Tax Equalization Payment. In the event that the Executive becomes entitled to Severance Benefits or any other payment or benefit under this Agreement, or under any other agreement with or plan of the Company (in the aggregate, the "Total Payments"), if all or any part of the Total Payments will be subject to the tax (the "Excise Tax") imposed by Section 4999 of the Code (or any similar tax that may hereafter be imposed), the Company shall pay to the Executive in cash an additional amount (the "Gross-Up Payment") such that the net amount retained by the Executive after deduction of any Excise Tax upon the Total Payments and any federal, state, and local income tax, penalties, interest, and Excise Tax upon the Gross-Up Payment provided for by this Section
5.1 (including FICA and FUTA), shall be equal to the Total Payments. Such payment shall be made by the Company to the Executive as soon as practical following the Effective Date of Termination, but in no event beyond thirty (30) days from such date.

     5.2 Tax Computation. For purposes of determining whether any of the Total Payments will be subject to the Excise Tax and the amounts of such Excise Tax:

     (a) Any other payments or benefits received or to be received by the Executive in connection with a Change in Control of the Company or the Executive's termination of employment (whether pursuant to the terms of this Agreement or any other plan, arrangement, or agreement with the Company, or with any Person whose actions result in a Change in Control of the Company or any Person affiliated with the Company or such Persons) shall be treated as "parachute payments" within the meaning of Section 280G(b)(2) of the Code, and all "excess parachute payments" within the meaning of Section 280G(b)(1) shall be treated as subject to the Excise Tax, unless in the opinion of tax counsel as supported by the Company's independent auditors and acceptable to the Executive, such other payments or benefits (in whole or in part) do not constitute parachute payments, or unless such excess parachute payments (in whole or in part) represent reasonable compensation for services actually rendered within the meaning of Section 280G(b)(4) of the Code in excess of the base amount within the meaning of Section 280G(b)(3) of the Code, or are otherwise not subject to the Excise Tax;

     (b) The amount of the Total Payments which shall be treated as subject to the Excise Tax shall be equal to the lesser of: (i) the total amount of the Total Payments; or (ii) the amount of excess parachute payments within the meaning of Section 280G(b)(1) (after applying clause (a) above); and

     (c) The value of any noncash benefits or any deferred payment or benefit shall be determined by the Company's independent auditors in accordance with the principles of Sections 280G(d)(3) and (4) of the Code.

     For purposes of determining the amount of the Gross-Up Payment, the Executive shall be deemed to pay federal income taxes at the highest marginal rate of federal income taxation in the calendar year in which the Gross-Up Payment is to be made, and state and local income taxes at the highest marginal rate of taxation in the state and locality of the Executive's residence on the Effective Date of Termination, net of the maximum reduction in federal income taxes which could be obtained from deduction of such state and local taxes.

     5.3 Subsequent Recalculation. In the event the Internal Revenue Service adjusts the computation of the Company under Section 5.2 herein so that the Executive did not receive the greatest net benefit, the Company shall reimburse the Executive for the full amount necessary to make the Executive whole, plus a market rate of interest, as determined by the Committee.

Article 6. Establishment of Trust

     As soon as practicable following the Effective Date hereof, the Company shall create a Trust (which shall be a grantor trust within the meaning of Sections 671-678 of the Internal Revenue Code) for the benefit of the Executive and Beneficiaries, as appropriate. The Trust shall have a Trustee as selected by the Company, and shall have certain restrictions as to the Company's ability to amend the Trust or cancel benefits provided thereunder. Any assets contained in the Trust shall, at all times, be specifically subject to the claims of the Company's general creditors in the event of bankruptcy or insolvency; such terms to be specifically defined within the provisions of the Trust, along with the required procedure for notifying the Trustee of any bankruptcy or insolvency.

     At any time following the Effective Date hereof, the Company may, but is not obligated to, deposit assets in the Trust in an amount equal to or less than the aggregate Severance Benefits which may become due to the Executive under Sections 3.3(a), (b), and (c), and 5.1 of this Agreement.

     Upon a Change in Control, the Company shall deposit assets in such Trust in an amount equal to the estimated aggregate Severance Benefits which may become due to the Executive under Sections 3.3(a), (b), and (c), 5.1, and 8.1 of this Agreement. Such deposited amounts shall be reviewed and increased, if necessary, every six (6) months following a Change in Control to reflect the Executive's estimated aggregate Severance Benefits at such time.

Article 7. The Company's Payment Obligation

     The Company's obligation to make the payments and the arrangements provided for herein shall be absolute and unconditional, and shall not be affected by any circumstances, including, without limitation, any offset, counterclaim, recoupment, defense, or other right which the Company may have against the Executive or anyone else. All amounts payable by the Company hereunder shall be paid without notice or demand. Each and every payment made hereunder by the Company shall be final, and the Company shall not seek to recover all or any part of such payment from the Executive or from whomsoever may be entitled thereto, for any reasons whatsoever.

     The Executive shall not be obligated to seek other employment in mitigation of the amounts payable or arrangements made under any provision of this Agreement, and the obtaining of any such other employment shall in no event effect any reduction of the Company's obligations to make the payments and arrangements required to be made under this Agreement, except to the extent provided in Section 3.3(d) herein.

Article 8. Legal Remedies

     8.1 Payment of Legal Fees. To the extent permitted by law, the Company shall pay all legal fees, costs of litigation, prejudgment interest, and other expenses incurred in good faith by the Executive as a result of the Company's refusal to provide the Severance Benefits to which the Executive becomes entitled under this Agreement, or as a result of the Company's contesting the validity, enforceability, or interpretation of this Agreement, or as a result of any conflict (including conflicts related to the calculation of parachute payments) between the parties pertaining to this Agreement.

     8.2 Arbitration. Any dispute or controversy arising under or in connection with this Agreement shall be settled by arbitration, conducted before a panel of three (3) arbitrators sitting in a location selected by the Executive within fifty (50) miles from the location of his employment with the Company, in accordance with the rules of the American Arbitration Association then in effect.

     Judgment may be entered on the award of the arbitrator in any court having proper jurisdiction. All expenses of such arbitration, including the fees and expenses of the counsel for the Executive, shall be borne by the Company.

Article 9. Outplacement Assistance

     Following a Qualifying Termination (as described in Section 3.2 herein), the Executive shall be reimbursed by the Company for the costs of all outplacement services obtained by the Executive within the two (2) year period after the Effective Date of Termination; provided, however, that the total reimbursement shall be limited to an amount equal to fifteen percent (15%) of the Executive's Base Salary as of the Effective Date of Termination.

Article 10. Successors and Assignment

     10.1 Successors to the Company. The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation, or otherwise) of all or substantially all of the business and/or assets of the Company or of any division or subsidiary thereof to expressly assume and agree to perform the Company's obligations under this Agreement in the same manner and to the same extent that the Company would be required to perform them if no such succession had taken place. The date on which any such succession becomes effective shall be deemed to be the date of the Change in Control.

     10.2 Assignment by the Executive. This Agreement shall inure to the benefit of and be enforceable by the Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees, and legatees. If the Executive dies while any amount would still be payable to him hereunder had he continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the Executive's Beneficiary. If the Executive has not named a Beneficiary, then such amounts shall be paid to the Executive's devisee, legatee, or other designee, or if there is no such designee, to the Executive's estate.

Article 11. Miscellaneous

     1.1 Employment Status. Except as may be provided under any other agreement between the Executive and the Company, the employment of the Executive by the Company is "at will," and may be terminated by either the Executive or the Company at any time, subject to applicable law.

     11.2 Beneficiaries. The Executive may designate one or more persons or entities as the primary and/or contingent Beneficiaries of any Severance Benefits owing to the Executive under this Agreement. Such designation must be in the form of a signed writing acceptable to the Committee. The Executive may make or change such designations at any time.

     11.3 Severability. In the event any provision of this Agreement shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Agreement, and the Agreement shall be construed and enforced as if the illegal or invalid provision had not been included. Further, the captions of this Agreement are not part of the provisions hereof and shall have no force and effect.

     11.4 Modification. No provision of this Agreement may be modified, waived, or discharged unless such modification, waiver, or discharge is agreed to in writing and signed by the Executive and by an authorized member of the Committee, or by the respective parties' legal representatives and successors.

     11.5 Applicable Law. To the extent not preempted by the laws of the United States, the laws of the state of Illinois shall be the controlling law in all matters relating to this Agreement.

     IN WITNESS WHEREOF, the parties have executed this Agreement on this __________ day of ____________________, 1997.





FMC Corporation                                      Executive:

By:_________________________                         ___________________________

Its:________________________                         ___________________________

Attest:_____________________                         ___________________________

                                                                         FORM II




            EXECUTIVE SEVERANCE
            AGREEMENT FOR _____________

            FMC Corporation


Contents
--------------------------------------------------------
                                                    Page
Article 1. Establishment, Term, and Purpose            2

Article 2. Definitions                                 2

Article 3. Severance Benefits                          7

Article 4. Form and Timing of Severance Benefits      10

Article 5. Excise Tax Equalization Payment            10

Article 6. Establishment of Trust                     11

Article 7. The Company's Payment Obligation           12

Article 8. Legal Remedies                             12

Article 9. Outplacement Assistance                    13

Article 10. Successors and Assignment                 13

Article 11. Miscellaneous                             13

FMC Corporation
Executive Severance Agreement

     THIS AGREEMENT is made and entered into as of the ____ day of _____________, 19__, by and between FMC Corporation (hereinafter referred to as the "Company") and _________________ (hereinafter referred to as the "Executive").

     WHEREAS, the Board of Directors of the Company has approved the Company entering into severance agreements with certain key executives of the Company;

     WHEREAS, the Executive is a key executive of the Company;

     WHEREAS, should the possibility of a Change in Control of the Company arise, the Board believes it is imperative that the Company and the Board should be able to rely upon the Executive to continue in his position, and that the Company should be able to receive and rely upon the Executive's advice, if requested, as to the best interests of the Company and its shareholders without concern that the Executive might be distracted by the personal uncertainties and risks created by the possibility of a Change in Control;

     WHEREAS, should the possibility of a Change in Control arise, in addition to his regular duties, the Executive may be called upon to assist in the assessment of such possible Change in Control, advise management and the Board as to whether such Change in Control would be in the best interests of the Company and its shareholders, and to take such other actions as the Board might determine to be appropriate; and

     WHEREAS, the Executive and the Company desire that the terms of this Agreement shall completely replace and supersede the provisions set forth in the FMC Corporation Executive Severance Plan, setting forth the terms and provisions with respect to the Executive's entitlement to payments and benefits following a Change in Control of the Company.

     NOW THEREFORE, to assure the Company that it will have the continued dedication of the Executive and the availability of his advice and counsel notwithstanding the possibility, threat, or occurrence of a Change in Control of the Company, and to induce the Executive to remain in the employ of the Company, and for other good and valuable consideration, the Company and the Executive agree as follows:

Article 1. Establishment, Term, and Purpose

     This Agreement will commence on the Effective Date and shall continue in effect for three (3) full years. However, at the end of such three (3) year period and, if extended, at the end of each additional year thereafter, the term of this Agreement shall be extended automatically for one (1) additional year, unless the Committee delivers written notice six (6) months prior to the end of such term, or extended term, to each Executive, that the Agreement will not be extended. In such case, the Agreement will terminate at the end of the term, or extended term, then in progress.

     However, in the event a Change in Control occurs during the original or any extended term, this Agreement will remain in effect for the longer of: (i) twenty-four (24) months beyond the month in which such Change in Control occurred; or (ii) until all obligations of the Company hereunder have been fulfilled, and until all benefits required hereunder have been paid to the Executive.

Article 2. Definitions

     Whenever used in this Agreement, the following terms shall have the meanings set forth below and, when the meaning is intended, the initial letter of the word is capitalized.

     2.1 "Base Salary" means the salary of record paid to an Executive as annual salary, excluding amounts received under incentive or other bonus plans, whether or not deferred.

     2.2 "Beneficial Owner" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

     2.3 "Beneficiary" means the persons or entities designated or deemed designated by the Executive pursuant to Section 11.2 herein.

     2.4  "Board" means the Board of Directors of the Company.

     2.5 "Cause" means: (a) the Executive's willful and continued failure to substantially perform his duties with the Company (other than any such failure resulting from Disability or occurring after issuance by the Executive of a Notice of Termination for Good Reason), after a written demand for substantial performance is delivered to the Executive that specifically identifies the manner in which the Company believes that the Executive has willfully failed to substantially perform his duties, and after the Executive has failed to resume substantial performance of his duties on a continuous basis within thirty (30) calendar days of receiving such demand; (b) the Executive's willfully engaging in conduct (other than conduct covered under (a) above) which is demonstrably and materially injurious to the Company, monetarily or otherwise; or (c) the Executive's having been convicted of, or plead guilty or nolo contendere to, a felony. For purposes of this subparagraph, no act, or failure to act, on the Executive's part shall be deemed "willful" unless done, or omitted to be done, by the Executive not in good faith and without reasonable belief that the action or omission was in the best interests of the Company. Any act, or failure to act, based upon authority given pursuant to a resolution duly adopted by the Board or upon the instructions of the chief executive officer or a senior officer of the Company or based upon the advice of counsel for the Company shall be conclusively presumed to be done, or omitted to be done, by the Executive in good faith and in the best interests of the Company. The cessation of employment of the Executive shall not be deemed to be for Cause unless and until there shall have been delivered to the Executive a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters of the entire membership of the Board at a meeting of the Board called and held for such purpose, (after reasonable notice is provided to the Executive and the Executive is given an opportunity, together with counsel, to be heard before the Board), finding that, in the good faith opinion of the Board, the Executive is guilty of the conduct described in subparagraph (a) or (b) above, and specifying the particulars thereof in detail. The Executive shall not be precluded from contesting such resolution pursuant to an arbitration proceeding under Section
8.2 of this Agreement.

     2.6 "Change in Control" of the Company shall be deemed to have occurred as of the first day that any one or more of the following conditions is satisfied:

     (a) The "beneficial ownership" (as defined in Rule 13d-3 under the Exchange Act) of securities representing more than 20 percent (20%) of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Company Voting Securities") is acquired by a Person (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company or an affiliate thereof, any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company); provided, however that any acquisition from the Company or any acquisition pursuant to a transaction which complies with clauses (i), (ii), and (iii) of paragraph (c) of this Section 2.6 shall not be a Change in Control under this paragraph (a); or

     (b) Individuals who, as of the date hereof, constitute the Board of Directors (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

     (c) Consummation by the Company of a reorganization, merger, or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets or stock or another entity (a "Business Combination"), in each case, unless immediately following such Business Combination: (i) more than 60% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of (x) the corporation resulting from such Business Combination (the "Surviving Corporation"), or (y) if applicable, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries (the "Parent Corporation"), is represented, directly or indirectly by Company Voting Securities outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Company Voting Securities, (ii) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of the combined voting power of the then outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) except to the extent that such ownership of the Company existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

     (d) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

     However, in no event shall a Change in Control be deemed to have occurred, with respect to the Executive, if the Executive is part of a purchasing group which consummates the Change-in-Control transaction. The Executive shall be deemed "part of a purchasing group" for purposes of the preceding sentence if the Executive is an equity participant in the purchasing company or group (except for: (i) passive ownership of less than three percent (3%) of the stock of the purchasing company; or (ii) ownership of equity participation in the purchasing company or group which is otherwise not significant, as determined prior to the Change in Control by a majority of the nonemployee continuing Directors).

     2.7 "Code" means the United States Internal Revenue Code of 1986, as amended, and any successors thereto.

     2.8 "Committee" means the Compensation and Organization Committee of the Board or any other committee appointed by the Board to perform the functions of the Compensation and Organization Committee.

     2.9 "Company" means FMC Corporation, a Delaware corporation, or any successor thereto as provided in Article 10 herein.

     2.10 "Disability" means complete and permanent inability by reason of illness or accident to perform the duties of the occupation at which the Executive was employed when such disability commenced.

     2.11  "Effective Date" means the date of this Agreement set forth above.

     2.12 "Effective Date of Termination" means the date on which a Qualifying Termination occurs which triggers the payment of Severance Benefits hereunder.

     2.13 "Exchange Act" means the United States Securities Exchange Act of 1934, as amended.

     2.14 "Good Reason" shall mean, without the Executive's express written consent, the occurrence of any one or more of the following:

     (a) The assignment of the Executive to duties materially inconsistent with the Executive's authorities, duties, responsibilities, and status (including offices and reporting requirements) as an employee of the Company, or a reduction or alteration in the nature or status of the Executive's authorities, duties, or responsibilities from those in effect immediately preceding the Change in Control;

     (b) The Company's requiring the Executive to (i) be based at a location which is at least twenty-five (25) miles from the office where the Executive is located at the time of the Change in Control, (not including for this clause (i) required travel on the Company's business to an extent substantially consistent with the Executive's business immediately prior to the Change in Control) or (ii) travel on Company business to an extent substantially greater than the travel obligations of the Executive immediately prior to the Change in Control;

     (c) A reduction by the Company in the Executive's Base Salary as in effect immediately prior to the Change in Control or as the same shall be increased from time to time;

     (d) The failure of the Company to (i) continue in effect any employee benefit plan, compensation plan, welfare benefit plan or material fringe benefit plan in which the Executive is participating immediately prior to such Change in Control or the taking of any action by the Company which would adversely affect the Executive's participation in or reduce the Executive's benefits under any such plan, unless the Executive is permitted to participate in other plans providing Executive with at least substantially equivalent benefits in the aggregate (at substantially equivalent cost with respect to welfare benefit plans), or (ii) provide the Executive with paid vacation in accordance with the most favorable vacation policies of the Company and its affiliated companies as in effect for the Executive immediately prior to such Change in Control, including the crediting of all service for which the Executive had been credited under such vacation policies prior to the Change in Control;

     (e) The failure of the Company to obtain a satisfactory agreement from any successor to the Company to assume and agree to perform this Agreement, as contemplated in Article 10 herein; or

     (f) Any termination of Executive's employment by the Company that is not effected pursuant to a Notice of Termination.

     The existence of Good Reason shall not be affected by the Executive's temporary incapacity due to physical or mental illness not constituting a Disability. The Executive's Retirement shall constitute a waiver of the Executive's rights with respect to any circumstance constituting Good Reason. The Executive's continued employment shall not constitute a waiver of the Executive's rights with respect to any circumstance constituting Good Reason.

     2.15 "Notice of Termination" shall mean a written notice which shall indicate the specific termination provision in this Agreement relied upon, and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated.

     2.16 "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as provided in Section 13(d).

     2.17  "Qualifying Termination" means any of the events described in Section
3.2 herein, the occurrence of which triggers the payment of Severance Benefits hereunder.

     2.18 "Retirement" means the Executive's voluntary termination of employment in a manner which qualifies the Executive to receive immediately payable retirement benefits under the Company's tax-qualified retirement plan or under the successor or replacement of such retirement plan if it is then no longer in effect; provided, that a termination for Good Reason which otherwise constitutes Retirement shall be treated as Good Reason for purposes of being a Qualifying Termination under this Agreement.

     2.19 "Severance Benefits" means the payment of severance compensation as provided in Section 3.3 herein.

     2.20  "Trust" means the Company grantor trust to be created pursuant to
Article 6 of this Agreement.

Article 3. Severance Benefits

     3.1 Right to Severance Benefits. The Executive shall be entitled to receive from the Company Severance Benefits, as described in Section 3.3 herein, if there has been a Change in Control of the Company and if, within twenty-four
(24) calendar months following the Change in Control, a Qualifying Termination of the Executive has occurred.

     The Executive shall not be entitled to receive Severance Benefits if he is terminated for Cause, or if his employment with the Company ends due to death, Disability, or Retirement or due to a voluntary termination of employment by the Executive without Good Reason.

     3.2 Qualifying Termination. The occurrence of any one or more of the following events shall trigger the payment of Severance Benefits to the Executive under this Agreement:

     (a) An involuntary termination of the Executive's employment by the Company for reasons other than Cause within twenty-four (24) calendar months following the month in which a Change in Control of the Company occurs;

     (b) A voluntary termination by the Executive for Good Reason within twenty-four (24) calendar months following the month in which a Change in Control of the Company occurs pursuant to a Notice of Termination delivered to the Company by the Executive; or

     (c) The Company or any successor company breaches any of the provisions of this Agreement following a Change in Control.

     3.3 Description of Severance Benefits. In the event the Executive becomes entitled to receive Severance Benefits, as provided in Sections 3.1 and 3.2 herein, the Company shall pay to the Executive and provide him with the following:

     (a) An amount equal to three (3) times the highest rate of the Executive's annualized Base Salary in effect at any time during the [36-month period immediately] prior to the Effective Date of Termination.

     (b) An amount equal to three (3) times the highest of the Executive's target annual [Total] Management Incentive Award established [for any plan year][the three (3) plan years] up to and including the plan year in which the Executive's Effective Date of Termination occurs.

     (c) An amount equal to the Executive's unpaid Base Salary, and unused and accrued vacation pay, through the Effective Date of Termination.

     (d) A continuation of the welfare benefits of health care, life and accidental death and dismemberment, and disability insurance coverage for three (3) full years after the Effective Date of Termination. These benefits shall be provided to the Executive (and to the Executive's covered spouse and dependents) at the same premium cost, and at the same coverage level, as in effect as of the Executive's Effective Date of Termination.

          The continuation of these welfare benefits shall be discontinued prior to the end of the three (3) year period in the event the Executive has available substantially similar benefits at a comparable cost from a subsequent employer, as determined by the Committee.

     Incentive awards granted under the FMC 1995 Management Incentive Plan, FMC 1995 Stock Option Plan, and other incentive arrangements adopted by the Company shall be treated pursuant to the terms of the applicable plan.

     The aggregate benefits accrued by the Executive as of the Effective Date of Termination under the FMC Corporation Salaried Employees' Retirement Plan, the FMC Employees' Thrift and Stock Purchase Plan, the FMC Salaried Employees' Equivalent Retirement Plan, and other savings and retirement plans sponsored by the Company shall be distributed pursuant to the terms of the applicable plan. For purposes of the Company's nonqualified retirement plans, such benefits shall be calculated under the assumption that the Executive's employment continued following the Effective Date of Termination for three (3) full years (i.e., three (3) additional years of age and service credits shall be added); provided, however, that for purposes of determining "final average pay" under such programs, the Executive's actual pay history as of the Effective Date of Termination shall be used.

     Compensation which has been deferred under the Deferred Compensation Plan of FMC, FMC Deferred Compensation Equivalent Retirement and Thrift Plan or other plans sponsored by the Company, as applicable, together with all interest that has been credited with respect to any such deferred compensation balances, shall be distributed pursuant to the terms of the applicable plan.

     3.4 Termination for Disability. Following a Change in Control of the Company, if an Executive's employment is terminated due to Disability, the Executive shall receive his Base Salary through the Effective Date of Termination, at which point in time the Executive's benefits shall be determined in accordance with the Company's disability, retirement, insurance, and other applicable plans and programs then in effect. In the event the Executive's employment is terminated due to Disability, the Executive shall not be entitled to the Severance Benefits described in Section 3.3.

     3.5 Termination for Retirement or Death. Following a Change in Control of the Company, if the Executive's employment is terminated by reason of his Retirement or death, the Executive's benefits shall be determined in accordance with the Company's retirement, survivor's benefits, insurance, and other applicable programs of the Company then in effect. In the event the Executive's employment is terminated by reason of his Retirement or death, the Executive shall not be entitled to the Severance Benefits described in Section 3.3.

     3.6 Termination for Cause, or Other Than for Good Reason or Retirement. Following a Change in Control of the Company, if the Executive's employment is terminated either: (a) by the Company for Cause; or (b) by the Executive (other than for Retirement, Good Reason, or under circumstances giving rise to a Qualifying Termination described in Section 3.2(c) herein), the Company shall pay the Executive his full Base Salary and accrued vacation through the Effective Date of Termination, at the rate then in effect, plus all other amounts to which the Executive is entitled under any compensation plans of the Company, at the time such payments are due, and the Company shall have no further obligations to the Executive under this Agreement.

     3.7 Notice of Termination. Any termination of employment by the Company or by the Executive for Good Reason shall be communicated by a Notice of Termination.

Article 4. Form and Timing of Severance Benefits

     4.1 Form and Timing of Severance Benefits. The Severance Benefits described in Sections 3.3(a), 3.3(b), and 3.3(c) herein shall be paid in cash to the Executive in a single lump sum as soon as practicable following the Effective Date of Termination, but in no event beyond thirty (30) days from such date.

     4.2 Withholding of Taxes. The Company shall be entitled to withhold from any amounts payable under this Agreement all taxes as legally shall be required (including, without limitation, any United States federal taxes and any other state, city, or local taxes).

Article 5. Excise Tax Equalization Payment

     5.1 Excise Tax Equalization Payment. In the event that the Executive becomes entitled to Severance Benefits or any other payment or benefit under this Agreement, or under any other agreement with or plan of the Company (in the aggregate, the "Total Payments"), if all or any part of the Total Payments will be subject to the tax (the "Excise Tax") imposed by Section 4999 of the Code (or any similar tax that may hereafter be imposed), the Company shall pay to the Executive in cash an additional amount (the "Gross-Up Payment") such that the net amount retained by the Executive after deduction of any Excise Tax upon the Total Payments and any federal, state, and local income tax, penalties, interest, and Excise Tax upon the Gross-Up Payment provided for by this Section
5.1 (including FICA and FUTA), shall be equal to the Total Payments. Such payment shall be made by the Company to the Executive as soon as practical following the Effective Date of Termination, but in no event beyond thirty (30) days from such date.

     5.2 Tax Computation. For purposes of determining whether any of the Total Payments will be subject to the Excise Tax and the amounts of such Excise Tax:

     (a) Any other payments or benefits received or to be received by the Executive in connection with a Change in Control of the Company or the Executive's termination of employment (whether pursuant to the terms of this Agreement or any other plan, arrangement, or agreement with the Company, or with any Person whose actions result in a Change in Control of the Company or any Person affiliated with the Company or such Persons) shall be treated as "parachute payments" within the meaning of Section 280G(b)(2) of the Code, and all "excess parachute payments" within the meaning of Section 280G(b)(1) shall be treated as subject to the Excise Tax, unless in the opinion of tax counsel as supported by the Company's independent auditors and acceptable to the Executive, such other payments or benefits (in whole or in part) do not constitute parachute payments, or unless such excess parachute payments (in whole or in part) represent reasonable compensation for services actually rendered within the meaning of Section 280G(b)(4) of the Code in excess of the base amount within the meaning of Section 280G(b)(3) of the Code, or are otherwise not subject to the Excise Tax;

     (b) The amount of the Total Payments which shall be treated as subject to the Excise Tax shall be equal to the lesser of: (i) the total amount of the Total Payments; or (ii) the amount of excess parachute payments within the meaning of Section 280G(b)(1) (after applying clause (a) above); and

     (c) The value of any noncash benefits or any deferred payment or benefit shall be determined by the Company's independent auditors in accordance with the principles of Sections 280G(d)(3) and (4) of the Code.

     For purposes of determining the amount of the Gross-Up Payment, the Executive shall be deemed to pay federal income taxes at the highest marginal rate of federal income taxation in the calendar year in which the Gross-Up Payment is to be made, and state and local income taxes at the highest marginal rate of taxation in the state and locality of the Executive's residence on the Effective Date of Termination, net of the maximum reduction in federal income taxes which could be obtained from deduction of such state and local taxes.

     5.3 Subsequent Recalculation. In the event the Internal Revenue Service adjusts the computation of the Company under Section 5.2 herein so that the Executive did not receive the greatest net benefit, the Company shall reimburse the Executive for the full amount necessary to make the Executive whole, plus a market rate of interest, as determined by the Committee.

Article 6. Establishment of Trust

     As soon as practicable following the Effective Date hereof, the Company shall create a Trust (which shall be a grantor trust within the meaning of Sections 671-678 of the Internal Revenue Code) for the benefit of the Executive and Beneficiaries, as appropriate. The Trust shall have a Trustee as selected by the Company, and shall have certain restrictions as to the Company's ability to amend the Trust or cancel benefits provided thereunder. Any assets contained in the Trust shall, at all times, be specifically subject to the claims of the Company's general creditors in the event of bankruptcy or insolvency; such terms to be specifically defined within the provisions of the Trust, along with the required procedure for notifying the Trustee of any bankruptcy or insolvency.

     At any time following the Effective Date hereof, the Company may, but is not obligated to, deposit assets in the Trust in an amount equal to or less than the aggregate Severance Benefits which may become due to the Executive under Sections 3.3(a), (b), and (c), 5.1 of this Agreement.

     Upon a Change in Control, the Company shall deposit assets in such Trust in an amount equal to the estimated aggregate Severance Benefits which may become due to the Executive under Sections 3.3(a), (b), and (c), and 5.1, and 8.1 of this Agreement. Such deposited amounts shall be reviewed and increased, if necessary, every six (6) months following a Change in Control to reflect the Executive's estimated aggregate Severance Benefits at such time.

Article 7. The Company's Payment Obligation

     The Company's obligation to make the payments and the arrangements provided for herein shall be absolute and unconditional, and shall not be affected by any circumstances, including, without limitation, any offset, counterclaim, recoupment, defense, or other right which the Company may have against the Executive or anyone else. All amounts payable by the Company hereunder shall be paid without notice or demand. Each and every payment made hereunder by the Company shall be final, and the Company shall not seek to recover all or any part of such payment from the Executive or from whomsoever may be entitled thereto, for any reasons whatsoever.

     The Executive shall not be obligated to seek other employment in mitigation of the amounts payable or arrangements made under any provision of this Agreement, and the obtaining of any such other employment shall in no event effect any reduction of the Company's obligations to make the payments and arrangements required to be made under this Agreement, except to the extent provided in Section 3.3(d) herein.

Article 8. Legal Remedies

     8.1 Payment of Legal Fees. To the extent permitted by law, the Company shall pay all legal fees, costs of litigation, prejudgment interest, and other expenses incurred in good faith by the Executive as a result of the Company's refusal to provide the Severance Benefits to which the Executive becomes entitled under this Agreement, or as a result of the Company's contesting the validity, enforceability, or interpretation of this Agreement, or as a result of any conflict (including conflicts related to the calculation of parachute payments) between the parties pertaining to this Agreement.

     8.2 Arbitration. Any dispute or controversy arising under or in connection with this Agreement shall be settled by arbitration, conducted before a panel of three (3) arbitrators sitting in a location selected by the Executive within fifty (50) miles from the location of his employment with the Company, in accordance with the rules of the American Arbitration Association then in effect.

     Judgment may be entered on the award of the arbitrator in any court having proper jurisdiction. All expenses of such arbitration, including the fees and expenses of the counsel for the Executive, shall be borne by the Company.

Article 9. Outplacement Assistance

     Following a Qualifying Termination (as described in Section 3.2 herein), the Executive shall be reimbursed by the Company for the costs of all outplacement services obtained by the Executive within the two (2) year period after the Effective Date of Termination; provided, however, that the total reimbursement shall be limited to an amount equal to fifteen percent (15%) of the Executive's Base Salary as of the Effective Date of Termination.

Article 10. Successors and Assignment

     10.1 Successors to the Company. The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation, or otherwise) of all or substantially all of the business and/or assets of the Company or of any division or subsidiary thereof to expressly assume and agree to perform the Company's obligations under this Agreement in the same manner and to the same extent that the Company would be required to perform them if no such succession had taken place. The date on which any such succession becomes effective shall be deemed to be the date of the Change in Control.

     10.2 Assignment by the Executive. This Agreement shall inure to the benefit of and be enforceable by the Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees, and legatees. If the Executive dies while any amount would still be payable to him hereunder had he continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the Executive's Beneficiary. If the Executive has not named a Beneficiary, then such amounts shall be paid to the Executive's devisee, legatee, or other designee, or if there is no such designee, to the Executive's estate.

Article 11. Miscellaneous

     1.1 Employment Status. Except as may be provided under any other agreement between the Executive and the Company, the employment of the Executive by the Company is "at will," and may be terminated by either the Executive or the Company at any time, subject to applicable law.

     11.2 Beneficiaries. The Executive may designate one or more persons or entities as the primary and/or contingent Beneficiaries of any Severance Benefits owing to the Executive under this Agreement. Such designation must be in the form of a signed writing acceptable to the Committee. The Executive may make or change such designations at any time.

     11.3 Severability. In the event any provision of this Agreement shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Agreement, and the Agreement shall be construed and enforced as if the illegal or invalid provision had not been included. Further, the captions of this Agreement are not part of the provisions hereof and shall have no force and effect.

     11.4 Modification. No provision of this Agreement may be modified, waived, or discharged unless such modification, waiver, or discharge is agreed to in writing and signed by the Executive and by an authorized member of the Committee, or by the respective parties' legal representatives and successors.

  11.5 Applicable Law. To the extent not preempted by the laws of the United States, the laws of the state of Illinois shall be the controlling law in all matters relating to this Agreement.

  IN WITNESS WHEREOF, the parties have executed this Agreement on this __________ day of ____________________, 1997.




FMC Corporation                                Executive:

By:
    ----------------------------               ---------------------------

Its:
     ---------------------------

Attest:
        ------------------------

                                                          FORM III


            Executive Severance

            Agreement for
                           -------


            FMC Corporation

Contents
--------------------------------------------------------------------------------
                                                                            Page

Article 1. Establishment, Term, and Purpose                                    2

Article 2. Definitions                                                         2

Article 3. Severance Benefits                                                  7

Article 4. Form and Timing of Severance Benefits                               9

Article 5. Excise Tax Equalization Payment                                    10

Article 6. Establishment of Trust                                             11

Article 7. The Company's Payment Obligation                                   12

Article 8. Legal Remedies                                                     12

Article 9. Outplacement Assistance                                            13

Article 10. Successors and Assignment                                         13

Article 11. Miscellaneous                                                     13

FMC Corporation
Executive Severance Agreement

     THIS AGREEMENT is made and entered into as of the ____ day of ____________, ____, by and between FMC Corporation (hereinafter referred to as the "Company") and (ename) (hereinafter referred to as the "Executive").

     WHEREAS, the Board of Directors of the Company has approved the Company entering into severance agreements with certain key executives of the Company;

     WHEREAS, the Executive is a key executive of the Company;

     WHEREAS, should the possibility of a Change in Control of the Company arise, the Board believes it is imperative that the Company and the Board should be able to rely upon the Executive to continue in his position, and that the Company should be able to receive and rely upon the Executive's advice, if requested, as to the best interests of the Company and its shareholders without concern that the Executive might be distracted by the personal uncertainties and risks created by the possibility of a Change in Control;

     WHEREAS, should the possibility of a Change in Control arise, in addition to his regular duties, the Executive may be called upon to assist in the assessment of such possible Change in Control, advise management and the Board as to whether such Change in Control would be in the best interests of the Company and its shareholders, and to take such other actions as the Board might determine to be appropriate; and

     WHEREAS, the Executive and the Company desire that the terms of this Agreement shall completely replace and supersede the provisions set forth in the FMC Corporation Executive Severance Plan, setting forth the terms and provisions with respect to the Executive's entitlement to payments and benefits following a Change in Control of the Company.

     NOW THEREFORE, to assure the Company that it will have the continued dedication of the Executive and the availability of his advice and counsel notwithstanding the possibility, threat, or occurrence of a Change in Control of the Company, and to induce the Executive to remain in the employ of the Company, and for other good and valuable consideration, the Company and the Executive agree as follows:

Article 1. Establishment, Term, and Purpose

     This Agreement will commence on the Effective Date and shall continue in effect for three (3) full years. However, at the end of such three (3) year period and, if extended, at the end of each additional year thereafter, the term of this Agreement shall be extended automatically for one (1) additional year, unless the Committee delivers written notice six (6) months prior to the end of such term, or extended term, to each Executive, that the Agreement will not be extended. In such case, the Agreement will terminate at the end of the term, or extended term, then in progress.

     However, in the event a Change in Control occurs during the original or any extended term, this Agreement will remain in effect for the longer of: (i) twenty-four (24) months beyond the month in which such Change in Control occurred; or (ii) until all obligations of the Company hereunder have been fulfilled, and until all benefits required hereunder have been paid to the Executive.

Article 2. Definitions

     Whenever used in this Agreement, the following terms shall have the meanings set forth below and, when the meaning is intended, the initial letter of the word is capitalized.

     2.1 "Base Salary" means the salary of record paid to an Executive as annual salary, excluding amounts received under incentive or other bonus plans, whether or not deferred.

     2.2 "Beneficial Owner" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

     2.3 "Beneficiary" means the persons or entities designated or deemed designated by the Executive pursuant to Section 11.2 herein.

     2.4  "Board" means the Board of Directors of the Company.


     2.5 "Cause" means: (a) the Executive's willful and continued failure to substantially perform his duties with the Company (other than any such failure resulting from Disability or occurring after issuance by the Executive of a Notice of Termination for Good Reason), after a written demand for substantial performance is delivered to the Executive that specifically identifies the manner in which the Company believes that the Executive has willfully failed to substantially perform his duties, and after the Executive has failed to resume substantial performance of his duties on a continuous basis within thirty (30) calendar days of receiving such demand; (b) the Executive's willfully engaging in conduct (other than conduct covered under (a) above) which is demonstrably and materially injurious to the Company, monetarily or otherwise; or (c) the Executive's having been convicted of, or plead guilty or nolo contendere to, a felony. For purposes of this subparagraph, no act, or failure to act, on the Executive's part shall be deemed "willful" unless done, or omitted to be done, by the Executive not in good faith and without reasonable belief that the action or omission was in the best interests of the Company. Any act, or failure to act, based upon authority given pursuant to a resolution duly adopted by the Board or upon the instructions of the chief executive officer or a senior officer of the Company or based upon the advice of counsel for the Company shall be conclusively presumed to be done, or omitted to be done, by the Executive in good faith and in the best interests of the Company. The cessation of employment of the Executive shall not be deemed to be for Cause unless and until there shall have been delivered to the Executive a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters of the entire membership of the Board at a meeting of the Board called and held for such purpose, (after reasonable notice is provided to the Executive and the Executive is given an opportunity, together with counsel, to be heard before the Board), finding that, in the good faith opinion of the Board, the Executive is guilty of the conduct described in subparagraph (a) or (b) above, and specifying the particulars thereof in detail. The Executive shall not be precluded from contesting such resolution pursuant to an arbitration proceeding under Section 8.2 of this Agreement.

     2.6 "Change in Control" of the Company shall be deemed to have occurred as of the first day that any one or more of the following conditions is satisfied:

     (a) The "beneficial ownership" (as defined in Rule 13d-3 under the Exchange Act) of securities representing more than 20 percent (20%) of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Company Voting Securities") is acquired by a Person (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company or an affiliate thereof, any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company); provided, however that any acquisition from the Company or any acquisition pursuant to a transaction which complies with clauses (i), (ii), and (iii) of paragraph (c) of this Section 2.6 shall not be a Change in Control under this paragraph (a); or

     (b) Individuals who, as of the date hereof, constitute the Board of Directors (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

     (c) Consummation by the Company of a reorganization, merger, or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets or stock or another entity (a "Business Combination"), in each case, unless immediately following such Business Combination: (i) more than 60% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of (x) the corporation resulting from such Business Combination (the "Surviving Corporation"), or (y) if applicable, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries (the "Parent Corporation"), is represented, directly or indirectly by Company Voting Securities outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Company Voting Securities, (ii) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of the combined voting power of the then outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) except to the extent that such ownership of the Company existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

     (d) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

     However, in no event shall a Change in Control be deemed to have occurred, with respect to the Executive, if the Executive is part of a purchasing group which consummates the Change-in-Control transaction. The Executive shall be deemed "part of a purchasing group" for purposes of the preceding sentence if the Executive is an equity participant in the purchasing company or group (except for: (i) passive ownership of less than three percent (3%) of the stock of the purchasing company; or (ii) ownership of equity participation in the purchasing company or group which is otherwise not significant, as determined prior to the Change in Control by a majority of the nonemployee continuing Directors).

     2.7 "Code" means the United States Internal Revenue Code of 1986, as amended, and any successors thereto.

     2.8 "Committee" means the Compensation and Organization Committee of the Board or any other committee appointed by the Board to perform the functions of the Compensation and Organization Committee.

     2.9 "Company" means FMC Corporation, a Delaware corporation, or any successor thereto as provided in Article 10 herein.

     2.10 "Disability" means complete and permanent inability by reason of illness or accident to perform the duties of the occupation at which the Executive was employed when such disability commenced.

     2.11 "Effective Date" means the date of this Agreement set forth above.

     2.12 "Effective Date of Termination" means the date on which a Qualifying Termination occurs which triggers the payment of Severance Benefits hereunder.

     2.13 "Exchange Act" means the United States Securities Exchange Act of 1934, as amended.

     2.14 "Good Reason" shall mean, without the Executive's express written consent, the occurrence of any one or more of the following:

     (a) The assignment of the Executive to duties materially inconsistent with the Executive's authorities, duties, responsibilities, and status (including offices and reporting requirements) as an employee of the Company, or a reduction or alteration in the nature or status of the Executive's authorities, duties, or responsibilities from those in effect immediately preceding the Change in Control;

     (b) The Company's requiring the Executive to (i) be based at a location which is at least twenty-five (25) miles from the office where the Executive is located at the time of the Change in Control, (not including for this clause (i) required travel on the Company's business to an extent substantially consistent with the Executive's business immediately prior to the Change in Control) or (ii) travel on Company business to an extent substantially greater than the travel obligations of the Executive immediately prior to the Change in Control;

     (c) A reduction by the Company in the Executive's Base Salary as in effect immediately prior to the Change in Control or as the same shall be increased from time to time;

     (d) The failure of the Company to (i) continue in effect any employee benefit plan, compensation plan, welfare benefit plan or material fringe benefit plan in which the Executive is participating immediately prior to such Change in Control or the taking of any action by the Company which would adversely affect the Executive's participation in or reduce the Executive's benefits under any such plan, unless the Executive is permitted to participate in other plans providing Executive with at least substantially equivalent benefits in the aggregate (at substantially equivalent cost with respect to welfare benefit plans), or (ii) provide the Executive with paid vacation in accordance with the most favorable vacation policies of the Company and its affiliated companies as in effect for the Executive immediately prior to such Change in Control, including the crediting of all service for which the Executive had been credited under such vacation policies prior to the Change in Control;

     (e) The failure of the Company to obtain a satisfactory agreement from any successor to the Company to assume and agree to perform this Agreement, as contemplated in Article 10 herein; or

     (f) Any termination of Executive's employment by the Company that is not effected pursuant to a Notice of Termination.

     The existence of Good Reason shall not be affected by the Executive's temporary incapacity due to physical or mental illness not constituting a Disability. The Executive's Retirement shall constitute a waiver of the Executive's rights with respect to any circumstance constituting Good Reason. The Executive's continued employment shall not constitute a waiver of the Executive's rights with respect to any circumstance constituting Good Reason.

     2.15 "Notice of Termination" shall mean a written notice which shall indicate the specific termination provision in this Agreement relied upon, and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated.

     2.16 "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as provided in Section 13(d).

     2.17 "Qualifying Termination" means any of the events described in Section
3.2 herein, the occurrence of which triggers the payment of Severance Benefits hereunder.

     2.18 "Retirement" means the Executive's voluntary termination of employment in a manner which qualifies the Executive to receive immediately payable retirement benefits under the Company's tax-qualified retirement plan or under the successor or replacement of such retirement plan if it is then no longer in effect; provided, that a termination for Good Reason which otherwise constitutes Retirement shall be treated as Good Reason for purposes of being a Qualifying Termination under this Agreement.

     2.19 "Severance Benefits" means the payment of severance compensation as provided in Section 3.3 herein.

     2.20 "Trust" means the Company grantor trust to be created pursuant to
Article 6 of this Agreement.

Article 3. Severance Benefits

     3.1 Right to Severance Benefits. The Executive shall be entitled to receive from the Company Severance Benefits, as described in Section 3.3 herein, if there has been a Change in Control of the Company and if, within twenty-four
(24) calendar months following the Change in Control, a Qualifying Termination of the Executive has occurred.

     The Executive shall not be entitled to receive Severance Benefits if he is terminated for Cause, or if his employment with the Company ends due to death, Disability, or Retirement or due to a voluntary termination of employment by the Executive without Good Reason.

     3.2 Qualifying Termination. The occurrence of any one or more of the following events shall trigger the payment of Severance Benefits to the Executive under this Agreement:

     (a) An involuntary termination of the Executive's employment by the Company for reasons other than Cause within twenty-four (24) calendar months following the month in which a Change in Control of the Company occurs;

     (b) A voluntary termination by the Executive for Good Reason within twenty-four (24) calendar months following the month in which a Change in Control of the Company occurs pursuant to a Notice of Termination delivered to the Company by the Executive; or

     (c) The Company or any successor company breaches any of the provisions of this Agreement following a Change in Control.

     3.3 Description of Severance Benefits. In the event the Executive becomes entitled to receive Severance Benefits, as provided in Sections 3.1 and 3.2 herein, the Company shall pay to the Executive and provide him with the following:

     (a) An amount equal to the highest rate of the Executive's annualized Base Salary in effect at any time [during the 36-month period immediately] prior to the Effective Date of Termination.

     (b) An amount equal to the highest of the Executive's target annual [Total] Management Incentive Award established for [any plan year] [the three (3) plan years] up to and including the plan year in which the Executive's Effective Date of Termination occurs.

     (c) An amount equal to the Executive's unpaid Base Salary, and unused and accrued vacation pay, through the Effective Date of Termination.

     (d) A continuation of the welfare benefits of health care, life and accidental death and dismemberment, and disability insurance coverage for three (3) full years after the Effective Date of Termination. These benefits shall be provided to the Executive (and to the Executive's covered spouse and dependents) at the same premium cost, and at the same coverage level, as in effect as of the Executive's Effective Date of Termination.

          The continuation of these welfare benefits shall be discontinued prior to the end of the three (3) year period in the event the Executive has available substantially similar benefits at a comparable cost from a subsequent employer, as determined by the Committee.

     Incentive awards granted under the FMC 1995 Management Incentive Plan, FMC 1995 Stock Option Plan, and other incentive arrangements adopted by the Company shall be treated pursuant to the terms of the applicable plan.

     The aggregate benefits accrued by the Executive as of the Effective Date of Termination under the FMC Corporation Salaried Employees' Retirement Plan, the FMC Employees' Thrift and Stock Purchase Plan, the FMC Salaried Employees' Equivalent Retirement Plan, and other savings and retirement plans sponsored by the Company shall be distributed pursuant to the terms of the applicable plan. For purposes of the Company's nonqualified retirement plans, such benefits shall be calculated under the assumption that the Executive's employment continued following the Effective Date of Termination for three (3) full years (i.e., three (3) additional years of age and service credits shall be added); provided, however, that for purposes of determining "final average pay" under such programs, the Executive's actual pay history as of the

Effective Date of Termination shall be used.

     Compensation which has been deferred under the Deferred Compensation Plan of FMC, FMC Deferred Compensation Equivalent Retirement and Thrift Plan or other plans sponsored by the Company, as applicable, together with all interest that has been credited with respect to any such deferred compensation balances, shall be distributed pursuant to the terms of the applicable plan.

     3.4 Termination for Disability. Following a Change in Control of the Company, if an Executive's employment is terminated due to Disability, the Executive shall receive his Base Salary through the Effective Date of Termination, at which point in time the Executive's benefits shall be determined in accordance with the Company's disability, retirement, insurance, and other applicable plans and programs then in effect. In the event the Executive's employment is terminated due to Disability, the Executive shall not be entitled to the Severance Benefits described in Section 3.3.

     3.5 Termination for Retirement or Death. Following a Change in Control of the Company, if the Executive's employment is terminated by reason of his Retirement or death, the Executive's benefits shall be determined in accordance with the Company's retirement, survivor's benefits, insurance, and other applicable programs of the Company then in effect. In the event the Executive's employment is terminated by reason of his Retirement or death, the Executive shall not be entitled to the Severance Benefits described in Section 3.3.

     3.6 Termination for Cause, or Other Than for Good Reason or Retirement. Following a Change in Control of the Company, if the Executive's employment is terminated either: (a) by the Company for Cause; or (b) by the Executive (other than for Retirement, Good Reason, or under circumstances giving rise to a Qualifying Termination described in Section 3.2(c) herein), the Company shall pay the Executive his full Base Salary and accrued vacation through the Effective Date of Termination, at the rate then in effect, plus all other amounts to which the Executive is entitled under any compensation plans of the Company, at the time such payments are due, and the Company shall have no further obligations to the Executive under this Agreement.

     3.7 Notice of Termination. Any termination of employment by the Company or by the Executive for Good Reason shall be communicated by a Notice of Termination.

Article 4. Form and Timing of Severance Benefits

     4.1 Form and Timing of Severance Benefits. The Severance Benefits described in Sections 3.3(a), 3.3(b), and 3.3(c) herein shall be paid in cash to the Executive in a single lump sum as soon as practicable following the

Effective Date of Termination, but in no event beyond thirty (30) days from such date.

     4.2 Withholding of Taxes. The Company shall be entitled to withhold from any amounts payable under this Agreement all taxes as legally shall be required (including, without limitation, any United States federal taxes and any other state, city, or local taxes).

Article 5. Excise Tax Equalization Payment

     5.1 Excise Tax Equalization Payment. In the event that the Executive becomes entitled to Severance Benefits or any other payment or benefit under this Agreement, or under any other agreement with or plan of the Company (in the aggregate, the "Total Payments"), if all or any part of the Total Payments will be subject to the tax (the "Excise Tax") imposed by Section 4999 of the Code (or any similar tax that may hereafter be imposed), the Company shall pay to the Executive in cash an additional amount (the "Gross-Up Payment") such that the net amount retained by the Executive after deduction of any Excise Tax upon the Total Payments and any federal, state, and local income tax, penalties, interest, and Excise Tax upon the Gross-Up Payment provided for by this Section
5.1 (including FICA and FUTA), shall be equal to the Total Payments. Such payment shall be made by the Company to the Executive as soon as practical following the Effective Date of Termination, but in no event beyond thirty (30) days from such date.

     5.2 Tax Computation. For purposes of determining whether any of the Total Payments will be subject to the Excise Tax and the amounts of such Excise Tax:

     (a) Any other payments or benefits received or to be received by the Executive in connection with a Change in Control of the Company or the Executive's termination of employment (whether pursuant to the terms of this Agreement or any other plan, arrangement, or agreement with the Company, or with any Person whose actions result in a Change in Control of the Company or any Person affiliated with the Company or such Persons) shall be treated as "parachute payments" within the meaning of Section 280G(b)(2) of the Code, and all "excess parachute payments" within the meaning of Section 280G(b)(1) shall be treated as subject to the Excise Tax, unless in the opinion of tax counsel as supported by the Company's independent auditors and acceptable to the Executive, such other payments or benefits (in whole or in part) do not constitute parachute payments, or unless such excess parachute payments (in whole or in part) represent reasonable compensation for services actually rendered within the meaning of Section 280G(b)(4) of the Code in excess of the base amount within the meaning of Section 280G(b)(3) of the Code, or are otherwise not subject to the Excise Tax;

     (b) The amount of the Total Payments which shall be treated as subject to the Excise Tax shall be equal to the lesser of: (i) the total amount of the Total Payments; or (ii) the amount of excess parachute payments within the meaning of Section 280G(b)(1) (after applying clause (a) above); and

     (c) The value of any noncash benefits or any deferred payment or benefit shall be determined by the Company's independent auditors in accordance with the principles of Sections 280G(d)(3) and (4) of the Code.

     For purposes of determining the amount of the Gross-Up Payment, the Executive shall be deemed to pay federal income taxes at the highest marginal rate of federal income taxation in the calendar year in which the Gross-Up Payment is to be made, and state and local income taxes at the highest marginal rate of taxation in the state and locality of the Executive's residence on the Effective Date of Termination, net of the maximum reduction in federal income taxes which could be obtained from deduction of such state and local taxes.

     5.3 Subsequent Recalculation. In the event the Internal Revenue Service adjusts the computation of the Company under Section 5.2 herein so that the Executive did not receive the greatest net benefit, the Company shall reimburse the Executive for the full amount necessary to make the Executive whole, plus a market rate of interest, as determined by the Committee.

Article 6. Establishment of Trust

     As soon as practicable following the Effective Date hereof, the Company shall create a Trust (which shall be a grantor trust within the meaning of Sections 671-678 of the Internal Revenue Code) for the benefit of the Executive and Beneficiaries, as appropriate. The Trust shall have a Trustee as selected by the Company, and shall have certain restrictions as to the Company's ability to amend the Trust or cancel benefits provided thereunder. Any assets contained in the Trust shall, at all times, be specifically subject to the claims of the Company's general creditors in the event of bankruptcy or insolvency; such terms to be specifically defined within the provisions of the Trust, along with the required procedure for notifying the Trustee of any bankruptcy or insolvency.

     At any time following the Effective Date hereof, the Company may, but is not obligated to, deposit assets in the Trust in an amount equal to or less than the aggregate Severance Benefits which may become due to the Executive under Sections 3.3(a), (b), and (c), and 5.1 of this Agreement.

     Upon a Change in Control, the Company shall deposit assets in such Trust in an amount equal to the estimated aggregate Severance Benefits which may become due to the Executive under Sections 3.3(a), (b), and (c), 5.1, and 8.1 of this Agreement. Such deposited amounts shall be reviewed and increased, if necessary, every six (6) months following a Change in Control to reflect the Executive's estimated aggregate Severance Benefits at such time.

Article 7. The Company's Payment Obligation

     The Company's obligation to make the payments and the arrangements provided for herein shall be absolute and unconditional, and shall not be affected by any circumstances, including, without limitation, any offset, counterclaim, recoupment, defense, or other right which the Company may have against the Executive or anyone else. All amounts payable by the Company hereunder shall be paid without notice or demand. Each and every payment made hereunder by the Company shall be final, and the Company shall not seek to recover all or any part of such payment from the Executive or from whomsoever may be entitled thereto, for any reasons whatsoever.

     The Executive shall not be obligated to seek other employment in mitigation of the amounts payable or arrangements made under any provision of this Agreement, and the obtaining of any such other employment shall in no event effect any reduction of the Company's obligations to make the payments and arrangements required to be made under this Agreement, except to the extent provided in Section 3.3(d) herein.

Article 8. Legal Remedies

     8.1 Payment of Legal Fees. To the extent permitted by law, the Company shall pay all legal fees, costs of litigation, prejudgment interest, and other expenses incurred in good faith by the Executive as a result of the Company's refusal to provide the Severance Benefits to which the Executive becomes entitled under this Agreement, or as a result of the Company's contesting the validity, enforceability, or interpretation of this Agreement, or as a result of any conflict (including conflicts related to the calculation of parachute payments) between the parties pertaining to this Agreement.

     8.2 Arbitration. Any dispute or controversy arising under or in connection with this Agreement shall be settled by arbitration, conducted before a panel of three (3) arbitrators sitting in a location selected by the Executive within fifty (50) miles from the location of his employment with the Company, in accordance with the rules of the American Arbitration Association then in effect.

     Judgment may be entered on the award of the arbitrator in any court having proper jurisdiction. All expenses of such arbitration, including the fees and expenses of the counsel for the Executive, shall be borne by the Company.

Article 9. Outplacement Assistance

     Following a Qualifying Termination (as described in Section 3.2 herein), the Executive shall be reimbursed by the Company for the costs of all outplacement services obtained by the Executive within the two (2) year period after the Effective Date of Termination; provided, however, that the total reimbursement shall be limited to an amount equal to fifteen percent (15%) of the Executive's Base Salary as of the Effective Date of Termination.

Article 10. Successors and Assignment

     10.1 Successors to the Company. The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation, or otherwise) of all or substantially all of the business and/or assets of the Company or of any division or subsidiary thereof to expressly assume and agree to perform the Company's obligations under this Agreement in the same manner and to the same extent that the Company would be required to perform them if no such succession had taken place. The date on which any such succession becomes effective shall be deemed to be the date of the Change in Control.

     10.2 Assignment by the Executive. This Agreement shall inure to the benefit of and be enforceable by the Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees, and legatees. If the Executive dies while any amount would still be payable to him hereunder had he continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the Executive's Beneficiary. If the Executive has not named a Beneficiary, then such amounts shall be paid to the Executive's devisee, legatee, or other designee, or if there is no such designee, to the Executive's estate.

Article 11. Miscellaneous

     1.1 Employment Status. Except as may be provided under any other agreement between the Executive and the Company, the employment of the Executive by the Company is "at will," and may be terminated by either the Executive or the Company at any time, subject to applicable law.

     11.2 Beneficiaries. The Executive may designate one or more persons or entities as the primary and/or contingent Beneficiaries of any Severance Benefits owing to the Executive under this Agreement. Such designation must be in the form of a signed writing acceptable to the Committee. The Executive may make or change such designations at any time.

     11.3 Severability. In the event any provision of this Agreement shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Agreement, and the Agreement shall be construed and enforced as if the illegal or invalid provision had not been included. Further, the captions of this Agreement are not part of the provisions hereof and shall have no force and effect.

     11.4 Modification. No provision of this Agreement may be modified, waived, or discharged unless such modification, waiver, or discharge is agreed to in writing and signed by the Executive and by an authorized member of the Committee, or by the respective parties' legal representatives and successors.

     11.5 Applicable Law. To the extent not preempted by the laws of the United States, the laws of the state of Illinois shall be the controlling law in all matters relating to this Agreement.


     IN WITNESS WHEREOF, the parties have executed this Agreement on this ____ day of ______________, 1997.



FMC Corporation                                          Executive:

By:      ------------                                    ----------------------

Its:     ------------

Attest:  ------------